1933	Act	File No.	333- [ ]
1940	Act	File No.	811-23772
		File No.	814- [ ]

As filed with the Securities and Exchange Commission on January 4, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Check appropriate box or boxes

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]	Pre-Effective Amendment No. .
[ ]	Post-Effective Amendment No. .

and/or

[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]	Amendment No. .

BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND
(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of Principal Executive Offices)

1-212-843-1601
(Registrant’s Telephone Number, including Area Code)

Copies of information to:

JoAnn Strasser, Esq.

Thompson Hine LLP
41 South High Street, Suite 1700,

Columbus, Ohio 43215-6101
(614) 469-3265

and

Jason Emala, Esq.

Bluerock Asset Management, LLC

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(212) 843-1601

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[X]	when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

[ ]	immediately upon filing pursuant to paragraph (b)

[ ]	on (DATE) pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)

[ ]	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Persons who respond to the collection of information red to respond unless the form displays a currently valid OMB control number.

SUBJECT TO COMPLETION PRELIMINARY PROSPECTUS DATED January 4, 2022

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

[______], 2022

Bluerock High Income Institutional Credit Fund

Class A Shares (IIMAX), Class C Shares (IIMCX), Class F Shares (IIMFX) and Class I Shares (IIMWX)

of Beneficial Interest

The Bluerock High Income Institutional Credit Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Investment Objective. The Fund’s primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns, with low correlation to the broader markets.

Summary of Investment Strategy. The Fund pursues its investment objective by investing, directly or indirectly, in senior secured loans (“Senior Secured Loans”). The Fund may purchase Senior Secured Loans directly in the primary or secondary market and will invest in them indirectly by purchasing various tranches, including senior, junior or equity tranches, of entities that own a diversified pool of Senior Secured Loans known as Collateralized Loan Obligations, or “CLOs”, (collectively with Senior Secured Loans, “Target Securities”). The Fund will generally focus its investment activities on U.S. dollar-denominated loans that (i) are broadly syndicated and made to U.S. companies, (ii) are senior in the capital structure with a priority claim on assets and cash flow of the underlying borrower, (iii) are primarily secured by first priority liens on assets of the underlying borrowers, (iv) are rated BB+ or below, known as “below investment grade” or “junk”, or are unrated, (v) are floating rate to provide some protection against rising interest rates, (vi) have loan to value ratios generally in the 40 – 60% range at origination, and (vii) in CLOs that own such loans and additionally (a) are diversified by issuer, industry and geography, (b) have senior tranches with high credit ratings in order to maximize excess spread, (c) have attractive risk-adjusted spreads, and (d) are actively managed by experienced CLO collateral managers. Securities which are “below investment grade” or “junk” are predominantly speculative in nature.

The Fund is newly organized and as a result it has no pricing and performance history. For the reasons set forth below, an investment in the Fund’s shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than liquidity provided through the Fund's repurchase policy:

•	Pursuant to the U.S. Securities and Exchange Commission (“SEC”) rules and regulations, shares of the Fund will not be listed on any securities exchange or any secondary market, which makes them inherently illiquid.
•	Shares of the Fund are not redeemable, but shall be subject to the repurchase offer provisions set forth below.
•	Although the Fund will offer to repurchase at least 5% of the Fund’s shares on a quarterly basis in accordance with the Fund's repurchase policy, the Fund will not be required to repurchase shares at a shareholder's option nor will shares be exchangeable for units, interests or shares of any other security.
•	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees (the “Board” or the “Trustees”) to authorize, repurchase offers in excess of 5% of outstanding shares per quarter.
•	The Fund will invest in CLOs, including in junior and equity tranches that may experience substantial losses, including due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO, in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Our investments in CLOs may be riskier and less transparent to us and our shareholders than direct investments in the underlying companies.
•	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and will be significantly limited in his or her ability to reduce his or her exposure on any market downturn.
•	The amount of distributions that the Fund may pay, if any, is uncertain.
•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides you the information that a prospective investor should know about the Fund before investing in the shares of the Fund that are being offered through this prospectus. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s Statement of Additional Information (“SAI”), dated [______], 2022, has been filed with the SEC. Information regarding the Fund is available on the SEC’s website at http://www.sec.gov, including the SAI. The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link. The table of contents of the SAI appears on page [47] of this prospectus. The SAI is incorporated by reference into this prospectus (legally made a part of this prospectus). The SAI, Fund annual and semi-annual reports and other information and shareholder inquiries regarding the Fund are available free of charge and may be requested by writing the Fund c/o DST Systems PO Box 219445, Kansas City, MO 64121-9445 (the “Transfer Agent”), by calling the Transfer Agent toll-free at [1-844-819-8287], or by visiting the Fund’s website at http://www.bluerockfunds.com.

The Advisor. The Fund’s investment advisor is Bluerock Credit Fund Advisor, LLC (the “Advisor”), a registered advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is a subsidiary of Bluerock Asset Management, LLC (“Bluerock”). Bluerock and its affiliates and principals have acquired or managed approximately $[10.0] billion of assets as of [ ], 2021.

The Sub-Advisor. The Advisor has engaged WhiteStar Asset Management LLC (the “Sub-Advisor”) to serve as the Fund’s investment sub-adviser. The Sub-Advisor is a registered investment adviser under the Advisers Act and provides investment advisory services to its clients and has particular expertise in underwriting, managing and executing transactions with respect to senior secured loans, including on behalf of pooled investment vehicles that are CLOs. The Sub-Advisor is owned by Clearlake Strategic Partners, L.P., a Delaware limited partnership (an affiliate of Clearlake Capital Group, L.P. and collectively referred to herein as “Clearlake”), and by certain members of the Sub-Advisor’s management team. The Sub-Advisor acts as the credit and structured product arm of Clearlake. As of December 12, 2021, the Sub-Advisor and Clearlake, collectively had over $55 billion of assets under management focusing on credit, private equity and special situations.

Securities Offered. The Fund engages in a continuous offering of classes of shares of beneficial interest of the Fund, including Class A, Class C, Class F and Class I shares offered by this prospectus. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares and has registered an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, ALPS Distributors, Inc. (the “Distributor”) on a continual basis under the terms of this prospectus, shares of beneficial interest at net asset value (“NAV”) per share of each share class, plus any applicable sales load. The initial NAV is $25.00 for each share class. The maximum sales load is 5.75% of the amount invested for Class A shares. Class C shares, Class F shares and Class I shares are not subject to sales charges. The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts. The minimum initial investment by a shareholder for Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and retirement plan accounts. There is no minimum initial investment amount for Class F shares. The minimum initial investment for Class I shares is $1,000,000, while subsequent investments may be made in any amount. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use best efforts to sell the shares. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. See “Plan of Distribution.”

The Fund’s shares have no history of public trading, nor is it intended that they will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through quarterly repurchase offers for no less than 5% of the Fund’s shares and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of this prospectus.

	Per Class A Share	Per Class C Share	Per Class F Share	Per Class I Share
Price to Public	Current NAV Plus Applicable Sales Load	Current NAV	Current NAV	Current NAV
Sales Load	0%-5.75%(1)	None	None	None
Net Proceeds to Fund (Before Expenses)(2)	Amount Invested at Current Purchase Price Less Applicable Sales Load	Current NAV	Current NAV	Current NAV

(1)	Includes maximum selling commissions and dealer manager fees of 5.00% and 0.75%, respectively, of the Fund’s public offering price per Class A share. The Advisor or its affiliates, in the Advisor’s discretion and from their own resources (which may include the Advisor’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares. See “Plan of Distribution”.
(2)	The Fund anticipates that it will incur approximately $[●] million of offering-related expenses.

For Class A shares, you will pay an upfront sales load of up to 5.75%, if you invest $100 in our Class A shares and pay the full upfront sales load, at least $94.25 but less than $100.00 of your investment will actually be used by us for investments. As a result, based on the initial public offering price of $25.00 per Class A share, you would have to experience a total return on your investment of 6.1% in Class A shares, in order to recover these expenses. However, other share classes can be more expensive over time than Class A shares because of the annual distribution and/or shareholder services fees imposed on other classes.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	2
SUMMARY OF FUND EXPENSES	11
FINANCIAL HIGHLIGHTS	12
USE OF PROCEEDS	12
THE FUND	12
INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES	12
RISK FACTORS	16
MANAGEMENT OF THE FUND	23
DETERMINATION OF NET ASSET VALUE	28
CONFLICTS OF INTEREST	29
QUARTERLY REPURCHASES OF SHARES	31
DISTRIBUTION POLICY	33
DIVIDEND REINVESTMENT POLICY	34
U.S. FEDERAL INCOME TAX MATTERS	35
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	37
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST	37
PLAN OF DISTRIBUTION	38
LEGAL MATTERS	44
REPORTS TO SHAREHOLDERS	44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
ADDITIONAL INFORMATION	44
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	46
NOTICE OF PRIVACY POLICY & PRACTICES	47

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth below under the heading “Risk Factors.”

The Fund

Bluerock High Income Institutional Credit Fund is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that provides investor liquidity by offering to make quarterly repurchases of each class of shares at that class of shares’ net asset value, which will be calculated on a daily basis. See “Quarterly Repurchases of Shares” and “Determination of Net Asset Value.”

Investment Objective, Strategy and Policies

The Fund’s primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns, with low correlation to the broader markets.

The Fund pursues its investment objective by investing, directly or indirectly, in senior secured loans (“Senior Secured Loans”). The Fund may purchase Senior Secured Loans directly in the primary or secondary market and will invest in them indirectly by purchasing various tranches, including senior, junior and equity tranches, of entities that own a diversified pool of Senior Secured Loans known as Collateralized Loan Obligations, or “CLOs”, (collectively with Senior Secured Loans, “Target Securities”). The Fund may invest in any structure where the primary collateral or assets are Target Securities. The Fund will generally focus its investment activities on U.S. dollar -denominated loans that (i) are broadly syndicated and made to U.S. companies, (ii) are senior in the capital structure with a priority claim on assets and cash flow of the underlying borrower, (iii) are primarily secured by first priority liens on assets of the underlying borrowers, (iv) are rated BB+ or below, known as “below investment grade” or “junk”, or are unrated (v) are floating rate to provide some protection against rising interest rates, (vi) have loan to value ratios generally in the 40 – 60% range at origination, and (vii) in CLOs that own such loans and additionally (a) are diversified by issuer, industry and geography, (b) have senior tranches with high credit ratings in order to maximize excess spread, (c) have attractive risk-adjusted spreads, and (d) are actively managed by experienced CLO collateral managers, including Trinitas Capital Management, LLC (“Trinitas”) or other advisers who may be associated with the Sub-Advisor. Securities which are “below investment grade” or “junk” are predominantly speculative in nature.

In a typical CLO, the capital structure would include approximately 90% debt of which over 85% is generally investment grade, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s junior debt tranche and equity tranche. Interest and principal repayment cashflows derived from the pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to the debt service of the highest-ranking debt tranche, third to the debt service of the next highest-ranking debt tranche and so on until all obligations of the CLO have been met, with all residual proceeds generally allocated to the equity tranche. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior tranche is the least sensitive to them.

The investment committee for the Advisor (the “Investment Committee”) will formulate and implement a plan to construct and manage the Fund’s portfolio in accordance with its investment objective and strategies.

By investing in the Fund, the Advisor expects that the shareholders may realize the following potential benefits:

•	Access to Attractive Risk-Adjusted Returns from Institutional Private Credit Investments – The Fund will provide investors with exposure to private credit investments that are typically intended for large, institutional investors due to the large minimum investment size, which would limit the ability of individual, non-institutional investors to participate in such investments. The Fund invests in institutional private credit investments that offer what the Advisor and Sub-Advisor believe to be attractive risk-adjusted returns, with some downside protection provided by the senior secured nature of the underlying loans in which the Fund will invest either directly or indirectly. Senior secured loans generally have a first lien security interest in the assets of the underlying borrower, and have or share the most senior position in the borrower’s capital structure, meaning the holders of such loans will be paid before certain other creditors of the borrower and before all common equity holders in the event of a default, creating an “equity cushion” for such holders.

•	Access to Relationship-Based Deal Flow – The Fund will have access to the Sub-Advisor’s substantial direct, long-standing relationships across market participants, including major U.S.-based CLO collateral managers and banks that originate and trade Target Securities, to identify investment opportunities. This comprehensive access to sourcing may offer strategic benefits, including a more efficient investment of Fund assets and the potential to identify investment opportunities before they are broadly marketed, enhancing the Fund’s ability to deliver attractive yields to investors.

•	Substantial Platform and Resources with Seasoned Investment Professionals – The Fund will have access to the wider resources of the Advisor and the Sub-Advisor, respectively, including the Sub-Advisor’s established leveraged finance platform and proprietary quantitative approach to provide established underwriting and structuring capabilities to execute its investment strategy. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities and effectively manage the Fund’s portfolio.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Target Securities. The Fund may utilize borrowings for investment purposes (i.e., leverage) or in order to satisfy repurchase requests. The Fund’s 80% investment policy may be changed upon 60 days’ advance notice to shareholders. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective, Strategies and Policies.”

Investment Advisor

Bluerock Credit Fund Advisor, LLC is a Delaware limited liability company with its principal offices at 1345 Avenue of the Americas, 32nd Floor, New York, NY 10105. The Advisor was formed in November 2017 and is registered with the SEC as an investment adviser under the Advisers Act. The Advisor is a subsidiary of Bluerock Asset Management, LLC (“Bluerock”); Bluerock and its affiliates and principals have acquired or managed approximately $[10.0] billion of assets as of [•].

Sub-Advisor

WhiteStar Asset Management LLC is as a Delaware limited liability company with its principal offices at 200 Crescent Court, Suite 1175, Dallas, TX 75201. The Sub-Advisor was formed on February 28, 2013 and is a registered investment adviser under the Advisers Act. The Sub-Advisor provides investment advisory services to its clients and has particular expertise in underwriting, managing and executing transactions with respect to senior secured loans, including on behalf of pooled investment vehicles that are CLOs. The Sub-Advisor is owned by Clearlake Strategic Partners, L.P., a Delaware limited partnership (an affiliate of Clearlake Capital Group, L.P. and collectively referred to herein as “Clearlake”), and by certain members of the Sub-Advisor’s management team. The Sub-Advisor acts as the credit and structured product arm of Clearlake. The Sub-Advisor provides additional services associated with its asset management business, including trading, portfolio analysis, credit review and monitoring, asset valuation, and risk and compliance management to Trinitas. Trinitas provides investment advisory services, as a collateral manager and sponsor for pooled investment vehicles that are CLOs, including in connection with CLOs in which the Fund may invest. Certain investment professionals and other employees or officers of the Sub-Advisor may also be investment professionals or employees of other investment advisers, including Trinitas. Trinitas’ investment committee is currently comprised of individuals who are also investment professionals of both Trinitas and the Sub-Advisor. However, the Sub-Advisor and Trinitas have adopted policies and procedures to mitigate any conflicts of interest and maintain operational separateness. As of December 12, 2021, the Sub-Advisor and Clearlake, had over $55 billion of assets under management focusing on credit, private equity and special situations.

The Sub-Advisor is responsible for selecting investments in accordance with the Fund’s investment objective, policies and restrictions. The Sub-Advisor also is responsible for trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Advisor and the Board. The Sub-Advisor is paid solely by the Advisor from its advisory fees. Shareholders do not pay the Sub-Advisor directly.

Advisor Fees

The Advisor is entitled to receive a fee consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the average value of the Fund’s daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.0% per quarter (or an annualized hurdle rate of 8.0%), subject to a “catch-up” feature, which allows the Advisor to recover foregone incentive fees that were previously limited by the hurdle rate. For these purposes, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s quarterly operating expenses (including the base management fee, expenses reimbursed to the Advisor or Sub-Advisor and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee).

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.0% per quarter (or an annualized rate of 8.0%);
•	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% (the “Catch-Up”). The Catch-Up is intended to provide the Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and
•	20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Advisor once the hurdle rate is reached and the Catch-Up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Advisor).

Expense Limitation Agreement

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Advisor has contractually agreed to waive its base management fees and to pay or absorb the ordinary operating expenses of the Fund (including offering and organizational expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, management incentive fees, and extraordinary expenses), to the extent that such expenses exceed [2.60%, 3.35%, 1.75% and 2.35%] per annum of the Fund's average daily net assets attributable to Class A shares, Class C shares, Class F shares and Class I shares, respectively (the “Expense Limitation”). In consideration of the Advisor’s agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred; (2) the reimbursement may not be made if it would cause the current, or then in effect Expense Limitation to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees (the “Board”). The Expense Limitation Agreement will remain in effect at least until January 31, 2023, unless and until the Board approves its modification or termination. After January 31, 2023, the Expense Limitation Agreement may be renewed at the Advisor’s and Board's discretion. See “Management of the Fund.”

Administrator, Accounting Agent and Transfer Agent

ALPS Fund Services, Inc. (the “Administrator”) serves as the Fund’s administrator and accounting agent. DST Systems, Inc. serves as the transfer agent of the Fund. See “Management of the Fund.”

Distribution Fees

Class A Shares, Class F shares, and Class I shares are not subject to a distribution fee.

Class C shares will pay the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares, and is payable on a quarterly basis. See “Plan of Distribution.”

Closed-End Interval Fund Structure

Closed-end funds differ from open-end mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Closed-end fund shares typically trade in the secondary market via a stock exchange. However, unlike other closed-end funds, the Fund is an “interval” fund whose shares will not be listed on a stock exchange and therefore will not have a secondary market. Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of the Fund's shares (at least 5%) quarterly, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, but limited to out-flows through its quarterly repurchase offers.

Share Classes

The Fund offers four classes of shares: Class A, Class C, Class F and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the sales loads, purchase restrictions, and ongoing fees and expenses for each share class are different. The loads, fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” Not all share classes may be available in all states, or to all investors. If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares and all share classes may not be available in every state. The Fund anticipates offering its Class A shares, Class C shares and Class I shares through a financial service intermediary platform. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Repurchases of Shares

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. The first repurchase offer is expected to occur in [ ] 2022 and will occur no later than two periodic intervals after the effective date of the Fund. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. Liquidity will be provided to shareholders only through the Fund's quarterly repurchases. See “Quarterly Repurchases of Shares.”

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose some or all of your money invested. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a medium to long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Before investing you should consider carefully the risks that you assume when you invest in the Fund's shares. See “Risk Factors.”

Market Risk. An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of Fund investments, like other market investments, may move up or down, sometimes rapidly and unpredictably, which will subject shareholders to risk. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risk. Investments decisions regarding the relative attractiveness, value and potential appreciation of and returns on a particular investment, or allocation decisions with respect to the Fund’s portfolio, may prove to be incorrect, may not produce the desired results and/or may result in losses to the Fund and its shareholders. The Fund may be required to pay the Advisor incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter because the Advisor and Sub-Advisor are entitled to receive incentive compensation on income regardless of any capital losses. The potential for the Advisor and Sub-Advisor to earn incentive fees under the Investment Advisory Agreement and Subadvisory Agreement, respectively, may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in the Fund’s best interests.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Debt Securities and Interest Rate Risks. Because the Fund invests primarily in debt-anchored instruments and securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. Market interest rates have been at historically low levels for a number of years, both in the United States and globally. It is difficult if not impossible to forecast future interest rates, but given their recent, historically low levels, there is a heightened risk that they may increase, perhaps substantially and perhaps in the near future. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Senior Secured Debt Risk. Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guaranty that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

CLO Risk. In addition to the general risks associated with investments in debt instruments and securities discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund’s investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the CLO investment may not be fully understood at the time of investment and may produce disputes with the issuer, holders of senior tranches or other unexpected investment results.

In addition, CLOs and other structured products are often governed by a complex series of legal documents and contracts, which define the class or tranche of each investment, and may also increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. CLO investments include equity and junior debt securities, both of which the Fund may acquire, and are subordinate to more senior tranches of the CLO. Such CLO equity and junior debt securities are therefore subject to increased risk of default relative to the holders of more senior tranches of the CLO. The Fund’s investment in equity tranches of CLO securities will be in the first loss position and junior debt tranches typically will be subordinate to more senior positions with respect to realized losses on the assets of the CLOs in which it is invested.

In connection with a primary issuance of a CLO, the structure of the CLO allows the CLO manager to purchase additional collateral (loans) for the CLO after the closing date of the Fund’s investment (the “Warehouse Period”). During the Warehouse Period, the price and availability of additional collateral may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire additional collateral that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to its effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment, resulting in a loss.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the holders of the junior debt tranche and the equity tranche would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, in connection with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s investments in Senior Secured Loans in CLOs may be riskier and less transparent to the Sub-Advisor than direct investments in the underlying companies. The Sub-Advisor cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There is limited control of the administration and amendment of Senior Secured Loans in CLOs. Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to the Fund.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to defaults under the Senior Secured Loans in which the CLO has invested, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem senior tranches or to purchase additional collateral for all tranches, until the ratios again exceed the minimum required levels or any the senior tranches of CLO debt are repaid in full. The Fund’s investments in CLOs or Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets and/or returns.

The Fund may recognize “phantom” taxable income (due to allocations of profits or cancellation of debt, which results in recognition of taxable income regardless of whether a corresponding amount of cash is actually received) from its investments in these subordinated tranches of CLOs and structured notes. The CLOs in which the Fund invests may constitute Passive Foreign Investment Companies (“PFICs”). If the Fund acquires shares in a PFIC (including in CLOs that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether it receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

Covenant-Lite Loan Risk. The loans in which the Fund invests will include “covenant-lite loans.” Covenant-lite loans contain fewer maintenance covenants on the borrower than traditional loans (or no maintenance covenants at all) and fewer protections for the lender, such as terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached.

Credit Risk. It is possible that the borrowers under the Senior Secured Loans may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Prepayment Risk. Debt securities may be subject to prepayment risk because borrowers are typically able to repay their debt obligations prior to maturity principal. Consequently, a debt security's maturity may be longer or shorter than anticipated. When interest rates fall, debt obligations tend to be refinanced or otherwise paid off more quickly than originally anticipated. If that occurs with respect to the Fund’s investments, the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher comparable or yields. For certain investments, lower-than-expected prepayment rates may expose investments in the junior tranches of CLOs to credit risks for longer periods of time.

LIBOR Risk. Target Securities may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two-month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. Abandonment of or modifications to LIBOR could also have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. As an alternative to LIBOR, the U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities, as its preferred alternative rate for LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally. The CLOs in which the Fund invests in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, which are also the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on our net investment income and portfolio returns.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument or securing the debt. This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Investment Sourcing Risk. The results of the Fund’s operations depend on several factors, including its ability to originate or acquire target investments. The Fund’s ability to originate or acquire target investments will depend on a variety of factors, including the availability of opportunities for the origination or acquisition of target investments, its ability to raise capital or obtain adequate short and long-term financing to fund such originations and acquisitions and competition for such originations and acquisitions.

Risk Related to Potential Conflicts of Interest. The Advisor and Sub-Advisor will experience conflicts of interest in connection with the management of the Fund, including with respect to the allocation of their time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Sub-Advisor; their compensation; services provided by the Advisor or Sub-Advisor to issuers in which the Fund invests; investments by the Fund in other clients of the Advisor or Sub-Advisor; and the formation of additional investment funds by the Advisor or Sub-Advisor. In addition, the Sub-Advisor’s investment professionals will, from time to time, acquire confidential or material, non-public information concerning an entity in which the Fund has invested, or propose to invest, and the possession of such information generally will limit their ability to buy or sell particular securities of such entity on behalf of the Fund, thereby limiting the investment opportunities or exit strategies available to the Fund.

Defaulted Securities Risk. Loans in which the Fund invests, including Senior Secured Loans in which the Fund indirectly invests through investments in CLOs, may fall into default. Defaulted loans/debt securities provide less liquidity to the Fund than performing loans and, for extended periods of time, may have a limited or no secondary market. Defaulted loans/debt securities may have low recovery values and borrowers or issuers in default of their debt obligations may seek bankruptcy protection, which may hinder or delay resolution of the Fund's collection efforts.

Below Investment Grade Risk. Lower-quality debt investments, known as “below investment grade” or “junk”, are speculative and present greater risk than investments of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these investments and reduce the Fund’s ability to sell its investments. Additionally, high yield issuers may seek bankruptcy protection which will delay resolution of creditor claims and may eliminate or materially reduce liquidity. The Sub-Advisor’s assessment of an issuer’s credit quality may prove incorrect and the Fund could suffer losses.

Syndicated Loan Risk. The Fund may invest in syndicated loans, which are typically loans to corporate entities originated by one or more lenders, and then traded in the secondary market. The primary risk of a syndicated loan is the creditworthiness of the corporate borrower.

Issuer/Borrower Risk. The Fund’s investments in debt securities issued by a specific issuer or borrower may perform differently than the performance of credit markets in general, and therefore may be more volatile. Issuer-specific risks may include: the risk of poor management performance, excessive financial leverage, and reduced demand for the issuer’s goods and/or services. Additionally, borrowers experiencing financial difficulties could seek bankruptcy protection, which may limit or delay the Fund’s ability to obtain judgment or collect on defaulted loans.

Correlation Risk. Pursuant to the Fund’s investment objective, the Fund seeks to produce returns with low correlation to the broader financial markets. There is no guaranty that the Fund will succeed in achieving its investment objective or that the Fund will outperform the broader financial markets.

Liquidity Risk – Quarterly Repurchases. The Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the Fund's shares and the Advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers, for no less than 5% of the Fund's shares outstanding at net asset value. There is no guarantee that all shareholders seeking liquidity will be able to sell all of the shares that they desire to sell in a quarterly repurchase offer.

Liquidity Risk – Underlying Investments. The Fund's investments, such as in Target Securities, are subject to liquidity risk. This liquidity risk exists because particular investments of the Fund may be difficult to sell, possibly preventing the Fund from selling them at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices, in order to satisfy its 5% quarterly repurchase obligations.

Leveraging Risk. The Fund is authorized to use leverage for investment purposes and to satisfy redemption requests. The use of leverage will cause the Fund to incur additional expenses and may significantly magnify the Fund's losses in the event of adverse performance of the Fund’s underlying investments.

Repurchase Policy Risk. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings early or at inopportune times, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.

Repurchase of shares will tend to reduce the number of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions to investors that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. Therefore, an inability to raise substantial capital may significantly adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its ability to comply with regulatory requirements. Further, if the Fund fails to achieve its estimated size and the Expense Limitation is not renewed, future expenses will be higher than expected.

No Operating History. The Fund is a closed-end investment company with no history of operations for potential investors to review. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

U.S. Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to so qualify, it must, among other requirements, meet an income and asset diversification test each year. If the Fund so qualifies and satisfies the applicable distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”

Distribution Policy

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, but is expected to represent an annual rate of approximately 8.0% of the Fund’s current net asset value per share. Such distributions are accrued daily (Saturdays, Sundays and holidays included) and paid quarterly. This distribution policy is subject to change. The level of quarterly distributions (including any return of capital) is not fixed and all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares of the same class under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Distributions are made at the class level, so they may vary from class to class within the Fund. See “Dividend Reinvestment Policy.”

Custodian

UMB Bank, N.A (“Custodian”), with principal offices at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as the Fund’s custodian.

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses	Class A	Class C	Class F	Class I
Maximum Sales Load (as a percent of offering price)	5.75%	None	None	None
Maximum Early Withdrawal Charge (as a percent of original purchase price)	None[1]	1.00%[2]	None	None
Annual Expenses (as a percentage of average net assets attributable to shares)
Base Management Fee	1.75%	1.75%	1.75%	1.75%
Incentive Fee[3]	None	None	None	None
Other Expenses[4,5]	[●]%	[●]%	[●]%	[●]%
Shareholder Servicing Expenses	0.25%	0.25%	None	None
Distribution Fee	None	0.75%[6]	None	None
Remaining Other Expenses[5]	[●]%	[●]%	[●]%	[●]%
Total Annual Expenses[4]	[●]%	[●]%	[●]%	[●]%
Fee Waiver and Reimbursement [4,7]	([●]%)	([●]%)	[●]%	([●]%)
Total Annual Expenses (after fee waiver and reimbursement) [4,7]	[●]%	[●]%	[●]%	[●]%

1.	Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price.
2.	Class C shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price.
3.	The Fund anticipates that it may generate income in a manner sufficient to result in the payment of an Incentive Fee to the Advisor during certain periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. As a result, the Fund cannot accurately estimate the amount of Incentive Fees for the current fiscal year. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater income through its investments in Target Securities. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s ‘‘pre-incentive fee net investment income’’ for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.00% per quarter, or an annualized hurdle rate of 8.00%, subject to a ‘‘catch-up’’ feature.
4.	Estimated for the current fiscal year.
5.	Other Expenses include all other operating expenses of the Fund, including research and risk management fees, offering and organizational expenses.
6.	Class C shares will pay the Distributor a Distribution Fee that will accrue at an annual rate of 0.75% of the average daily net assets attributable to Class C shares and is payable on a quarterly basis. See “Plan of Distribution.”
7.	The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Advisor has agreed contractually to waive its base management fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering and organizational expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, management incentive fees, and extraordinary expenses) to the extent that such expenses exceed [2.60%, 3.35%, 1.75% and 2.35%] per annum of the Fund's average daily net assets attributable to Class A shares, Class C shares, Class F shares and Class I shares, respectively. In consideration of the Advisor’s agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time the expenses were waived or absorbed to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees (the “Board”). The Expense Limitation Agreement will remain in effect at least until January 31, 2023, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board. See “Management of the Fund.”

The above Summary of Fund Expenses table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, fee waivers and other expenses is available in Management of the Fund starting on page [23] of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The below example gives effect to the Expense Limitation Agreement for only year one and no redemption by you.

Share Class	1 Year		3 Years		5 Years		10 Years
Class A Shares	$	[●]	$	[●]	$	[●]	$	[●]
Class C Shares	$	[●]	$	[●]	$	[●]	$	[●]
Class F Shares	$	[●]	$	[●]	$	[●]	$	[●]
Class I Shares	$	[●]	$	[●]	$	[●]	$	[●]

Shareholders of Class A shares who choose to participate in repurchase offers by the Fund will not incur a repurchase fee, unless the repurchase is less than 365 days after purchase by a shareholder who purchased in amounts of $1,000,000 or more. Shareholders of Class C shares who choose to participate in repurchase offers by the Fund will not incur a repurchase fee, unless the repurchase is less than 365 days after purchase by a shareholder. Shareholders of Class F shares and Class I shares who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if shareholders (of any class) request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Administrator, currently $15. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this Prospectus, a financial highlights table for the Fund has not been included in this Prospectus.

USE OF PROCEEDS

The net proceeds of the Fund’s continuous offering of shares, after payment of the sales load (if applicable) and other associated expenses, will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after receipt. The Fund pays organizational costs and its offering expenses incurred with respect to its initial and continuous offering. Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market or short-term fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's assets would earn interest income at a modest rate. While the Fund does not anticipate a delay in the investment of additional net proceeds received from investors, it may take up to six months after completion of any offering to invest the net proceeds or otherwise utilize such proceeds, although such period may vary and depends on the size of additional offering proceeds and the availability of appropriate investment opportunities consistent with the Fund’s investment objectives and market conditions.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 19, 2021. The Fund's principal office is located at 1345 Avenue of the Americas, 32nd Floor, New York, NY 10105, and its telephone number is (212) 843-1601.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund’s primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns with low correlation to the broader markets.

The Fund pursues its investment objective by investing, directly or indirectly, in senior secured loans (“Senior Secured Loans”). The Fund may purchase Senior Secured Loans directly in the primary or secondary market and will invest in them indirectly by purchasing various tranches, including senior, junior and equity tranches, of entities that own a diversified pool of Senior Secured Loans known as Collateralized Loan Obligations, or “CLOs”, (collectively with Senior Secured Loans, “Target Securities”). The Fund will generally focus its investment activities on U.S. dollar -denominated loans that (i) are broadly syndicated and made to U.S. companies, (ii) are senior in the credit structure with a priority claim on assets and cash flow of the underlying borrower, (iii) are primarily secured by first priority liens on assets of the underlying borrowers, (iv) are rated BB+ or below, known as “below investment grade” or “junk”, (v) are floating rate to provide some protection against rising interest rates, (vi) have loan to value ratios generally in the 40 – 60% range at origination, and (vii) in CLOs that own such loans and additionally (a) are diversified by issuer, industry and geography, (b) have senior tranches with high credit ratings in order to maximize excess spread, (c) have attractive risk-adjusted spreads, and (d) are actively managed by experienced CLO collateral managers, including Trinitas or other advisers who may be associated with the Sub-Advisor. Securities which are “below investment grade” or “junk,” are predominantly speculative in nature.

In a typical CLO, the capital structure would include approximately 90% debt of which over 85% is generally investment grade, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s junior debt tranche and equity tranche. Interest and principal repayment cashflows derived from the pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to the debt service of the highest-ranking debt tranche, third to the debt service of the next highest-ranking debt tranche and so on until all obligations of the CLO have been met, with all residual proceeds generally allocated to the equity tranche. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior tranche is the least sensitive to them.

The Investment Committee will formulate and implement a plan to construct and manage the Fund’s portfolio in accordance with its investment objective and strategies.

The Advisor expects that the Fund’s shareholders may realize the following potential benefits:

•	Access to Attractive Risk-Adjusted Returns from Institutional Private Credit Investments – The Fund will provide investors with exposure to private credit investments that are typically intended for large, institutional investors due to the large minimum investment size, which would limit the ability of individual, non-institutional investors to participate in such investments. The Fund invests in institutional private credit investments that offer what the Advisor and Sub-Advisor believe to be attractive risk-adjusted returns, with some downside protection provided by the senior secured nature of the underlying loans in which the Fund will invest either directly or indirectly. Senior secured loans generally have a first lien security interest in the assets of the underlying borrower, and have or share the most senior position in the borrower’s capital structure, meaning the holders of such loans will be paid before certain other creditors of the borrower and before all common equity holders in the event of a default, creating an “equity cushion” for such holders.

•	Access to Relationship-Based Deal Flow – The Fund will have access to the Sub-Advisor substantial direct, long-standing relationships across market participants, including major U.S.-based CLO collateral managers and banks that originate and trade Target Securities, to identify investment opportunities. This comprehensive access to sourcing may offer strategic benefits, including a more efficient investment of Fund assets and the potential to identify investment opportunities before they are broadly marketed, enhancing the Fund’s ability to deliver attractive yields to investors.

•	Substantial Platform and Resources with Seasoned Investment Professionals – The Fund will have access to the wider resources of the Advisor and the Sub-Advisor, respectively, including the Sub-Advisor’s established leveraged finance platform and proprietary quantitative approach to provide established underwriting and structuring capabilities to execute its investment strategy. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities and effectively manage the Fund’s portfolio.

Fund's Target Investment Portfolio

The Advisor and Sub-Advisor intend to execute the Fund's investment strategy primarily by investing directly or indirectly in Senior Secured Loans or CLOs.

•	Senior Secured Loans: Senior Secured Loans are floating rate credit instruments structured primarily with first-priority liens on the assets of the borrower, including, but not limited to cash, receivables, inventory and PP&E, that serve as collateral in support of the repayment of such debt. Senior Secured Loans are predominately used to fund a company’s growth, financing their business, M&A-related transactions or capital expenditures. Senior Secured Loans typically have the highest priority in receiving payments, ahead of both bondholders and preferred stockholders.

•	Collateralized Loan Obligations: Structurally, CLOs are actively managed special purpose vehicles that are formed to manage a portfolio of Senior Secured Loans. The loans within a CLO are predominately limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is strategically diversified across different loans, borrowers, and industries, with limitations on non-U.S. borrowers. The Fund will invest in new issue transactions in the primary market and transactions in the secondary market.

Investment Process

The Sub-Advisor assists the Advisor by providing ongoing research, recommendations and selecting investments for the Fund’s portfolio. The Sub-Advisor seeks to create an investment portfolio that generates current income while secondarily seeking attractive, long-term risk-adjusted returns, with low correlation to the broader markets, through a disciplined and rigorous investment analysis and due diligence process.

Proactive Sourcing and Identification Investment Opportunities. The Fund will utilize the Sub-Advisor’s leveraged finance platform and industry relationships to source investment opportunities. The Sub-Advisor has direct contact with and access to major U.S.-based banks and CLO collateral managers that originate and trade Senior Secured Loans and CLO interests.

Disciplined and Rigorous Investment Analysis and Due Diligence Process. The Sub-Advisor utilizes an integrated approach when investing in structured credit, enabling cross-collaboration between its senior secured loan team and its CLO investment team. This collaborative framework, which employs both “top-down” and “bottom-up” analyses, provides enhanced visibility into the Target Securities. The top-down analysis involves a macro analysis of relative asset valuations, long-term industry trends, business cycles, interest rate expectations, credit fundamentals, and technical factors to target specific industry sectors and asset classes in which to invest. The bottom-up analysis includes a rigorous analysis of the credit fundamentals and capital structure of each potential investment and a determination of relative value compared to alternative investments. Potential investments will be analyzed through a thorough review of the fundamentals of the economy in general and then the particular industry and the strengths and weaknesses of each individual credit. Under this approach, the credit performance of each asset will typically be subjected to stress tests to maximize the selection of investments with favorable risk adjusted returns.

The Sub-Advisor follows a defined proprietary investment process based on a comprehensive analysis of company creditworthiness when determining whether to invest in Target Securities, generally including a quantitative and qualitative assessment of a company’s business, an evaluation of management performance, an analysis of business strategy, regulatory and legal considerations, industry trends and an examination of capital structure, financial results and projections. The due diligence process typically includes: (i) an assessment of the outlook for the industry based on discussions with industry participants, industry analysts, suppliers to and customers of the industry, and relevant trade group representatives; (ii) discussions with company management as to the business outlook, competitive position within the industry, and flexibility of capital structure relative to business objectives; (iii) an analysis of fundamental asset values and enterprise value of the company (based on valuation comparisons to other industry participants) to assess the degree to which the investment under consideration has above average downside protection; (iv) a review of the company’s core competencies and competitive advantages and formation of a judgment as to the sustainability of each; (v) preparation of historical and projected financial statements to assess the company’s liquidity, fundamental creditworthiness, and prospects for future value creation; (vi) a review of any tax, legal, or regulatory contingencies that could negatively impact the company’s value or ability to continue as a going concern; and (vii) a thorough review of the company’s capitalization, its financial flexibility and debt amortization requirements, including an analysis of the terms and covenants of each of the company’s outstanding debt and equity securities. The Sub-Advisor will utilize this same analysis to determine attractive CLO investments.

Utilizing Relationships to Negotiate Enhanced Economics and Protections. The Sub-Advisor will utilize its structuring expertise and knowledge of underlying loans in efforts to source and acquire investments with what the Sub-Advisor believes to be attractive anticipated returns and terms. The Sub-Advisor will generally seek to use a proactive approach to achieve favorable transaction terms to enhance returns such as management fee rebates, bank arrangement fee concessions or other forms of economic enhancement, and certain protective rights to mitigate risks such as favorable voting rights with respect to early redemptions, refinancing terms, additional issuances, certain portfolio investment features and amendments to the governing documents.

Portfolio Construction. Portfolio construction will target investments with attractive risk-adjusted asset returns, with a focus on diversification across a number of key criteria, including the number of borrowers and industry types and the investment style of CLO collateral managers as appropriate. As there may be overlap across Target Securities, the Sub-Advisor will typically perform portfolio look-through analyses to determine concentration and ensure diversification across borrowers, industries, sectors, geographies and end-markets.

Risk Management. The Sub-Advisor will have the lead role performing ongoing portfolio and asset level risk management, including ongoing monitoring of the underlying collateral performance to assess potential risks, forecasting and measuring financial and operational results, performing collateral analyses and taking strategic actions when required to optimize the risk-return profile of the Fund’s portfolio. The Sub-Advisor continually reviews macro events/forces which may have a material impact on specific industries to overlay as part of the credit review process or prompt the review of existing investments within any affected industries. An extensive top-down analysis is performed to analyze the risks of the industry in which a potential borrower operates prior to making any new investments. The Sub-Advisor utilizes its proprietary risk analysis system to generate a quantitative credit score of each loan as well as a base-case and downside-case scenario. Each loan is monitored throughout its life and the proprietary credit score is updated during the life of the loan.

Additional Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund's principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Advisor and Sub-Advisor may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Sub-Advisor may invest the Fund's cash balances in any investments it deems appropriate. The Sub-Advisor expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Investment Committee, the Sub-Advisor and the Fund's portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is not anticipated that the Fund's portfolio turnover rate would exceed 100% under normal market conditions. The Fund’s portfolio turnover rate will not be a limiting factor with regard to when the Advisor deems portfolio changes appropriate. Although the Fund generally does not intend to trade for high-frequency short-term profits, securities may be sold without regard to the length of time held when, in the opinion of the Advisor and Sub-Advisor, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage or placement agent commissions and may generate short-term capital gains taxable as ordinary income. See “Tax Status” in the Fund's SAI.

There is no assurance what portion, if any, of the Fund's investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Investment Policies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Target Securities. The Fund may utilize borrowings for investment purposes (i.e., leverage) or in order to satisfy repurchase requests. The Fund’s 80% investment policy may be changed upon 60 days’ advance notice to shareholders. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective, Strategies and Policies.”

RISK FACTORS

An investment in the Fund's shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the value of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund, you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Market Risk. An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's shares represents an indirect investment in the Target Securities and other assets held by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, which will subject shareholders to risk. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risk. The net asset value of the Fund changes daily based on the performance of its investments. The Fund’s investment strategy, allocations, and Advisor and Sub-Advisors’ judgments about the attractiveness, value and potential appreciation of a specific holding may prove to be incorrect, may not produce the desired results and may result in losses to the Fund and its shareholders. The Advisor and Sub-Advisor may receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay incentive compensation for a fiscal quarter even if there is a decline in the value of the portfolio or if the Fund incurs a net loss for that quarter. The incentive fee payable by the Fund may create an incentive for the Advisor or Sub-Advisor make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Advisor and Sub-Advisor is determined may encourage the use leverage to increase the return on the Fund’s investments. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, the Fund's pre-incentive fee net investment income includes any interest income that has been accrued but not yet received in cash. This fee structure may encourage the Sub-Advisor or Advisor to favor investments that provide for deferred interest, rather than current cash payments of interest, including in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee. This risk could be increased because the Advisor and Sub-Advisor are not obligated to reimburse the Fund for any incentive fees received even if the Fund subsequently incurs losses or never receives in case the deferred income that was previously accrued.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Debt Securities and Interest Rate Risks. Because the Fund invests primarily in debt-anchored instruments and securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. Market interest rates have been at historically low levels for a number of years, both in the United States and globally. It is difficult if not impossible to forecast future interest rates, but given their recent, historically low levels, there is a heightened risk that they may increase, perhaps substantially and perhaps in the near future. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall. Although the Fund intends to significantly mitigate its interest rate risk by investing in floating-rate instruments, the Fund cannot assure it will be able to completely mitigate such risk. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Senior Secured Debt Risk. Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guaranty that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or uncertainties affecting borrowers generally. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Collateralized Loan Obligation (CLO) Risk. In addition to the general risks associated with investments in debt instruments and securities discussed herein, CLOs carry additional risks, including but not limited to (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund’s investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the CLO investment may not be fully understood at the time of investment and may produce disputes with the issuer, holders of senior tranches or other unexpected investment results.

In addition, CLOs and other structured products are often governed by a complex series of legal documents and contracts, which define the class or tranche of each investment, and may also increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. CLO investments include equity and junior debt securities, both of which the Fund may acquire, and are subordinate to more senior tranches of the CLO. Such CLO equity and junior debt securities are therefore subject to increased risk of default relative to the holders of more senior tranches of the CLO. The Fund’s investment in equity tranches of CLO securities will be in the first loss position and junior debt tranches typically will be subordinate to more senior positions with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize “phantom” taxable income (due to allocations of profits or cancellation of debt, which results in recognition of taxable income regardless of whether a corresponding amount of cash is actually received) from its investments in these subordinated tranches of CLOs and structured notes.

In connection with a primary issuance of a CLO, the structure of the CLO allows the CLO manager to purchase additional collateral (loans) for the CLO after the closing date of the Fund’s investment (the “Warehouse Period”). During the Warehouse Period, the price and availability of additional collateral may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire additional collateral that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to its effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment, resulting in a loss.

Generally, there may be less information available to the Fund regarding the underlying debt investments held by CLOs than if the Fund had invested directly in the debt of the underlying companies. As a result, the Sub-Advisor will not know the details of the underlying securities of the CLOs in which the Fund will invest. Investing in Senior Secured Loans involves the possibility of the Fund’s investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose Senior Secured Loans the Fund holds. Such inaccuracy or incompleteness may adversely affect the valuation of the Fund investments or may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The CLOs in which the Fund will invest will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

The Fund will have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which the invests. The Fund will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs may be amended, modified or waived only by the agreement of the underlying lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to the Sub-Advisor’s preferences. In addition, the Fund will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments the Fund holds where those portfolios are managed by third-party CLO collateral managers. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or FATCA, imposes a withholding tax of 30% on payments of U.S. source interest and distributions, and gross proceeds from the disposition of an instrument that produces U.S. source interest or distributions paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLO vehicles in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect the Fund.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the holders of the junior debt tranche and the equity tranche would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, in connection with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to defaults under the Senior Secured Loans in which the CLO has invested, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem senior tranches or to purchase additional collateral for all tranches, until the ratios again exceed the minimum required levels or any the senior tranches of CLO debt are repaid in full. The Fund’s investments CLOs or Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets and/or returns.

The CLOs in which the Fund invests may constitute PFICs. If the Fund acquires shares in a PFIC (including in CLOs that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether it receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

Covenant-Lite Loan Risk. Covenant-lite loans contain fewer requirements on the borrower and fewer protections for the lender. Covenant-lite loans may contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to accurately reprice credit risk associated with the Target Securities (and their underlying borrowers) and reduce the Fund’s or an issuer’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle. A significant portion of floating rate loans and CLOs may be or include “covenant-lite” loans.

Credit Risk. There is a risk that the borrowers under the Senior Secured Loans may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the NAV of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities may be lowered if the underlying borrowers’ financial condition deteriorates. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Prepayment Risk. Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. Consequently, a security's maturity may be longer or shorter than anticipated. When interest rates fall, obligations will be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields. The yield realized on a security purchased at a premium will be lower than expected if prepayment occurs sooner than expected, as is often the case when interest rates fall. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields. The yield realized on a security purchased at a discount will be lower than expected if prepayment occurs later than expected, as is often the case when interest rates rise for investments in mortgage-backed securities (“MBS”), CLOs, or other commercial real estate loans (“CRE”). Lower-than-expected prepayment rates will expose investments in junior tranches of residential MBS to credit risks for longer periods of time.

LIBOR Risk. The Target Securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of the Target Securities in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or the “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the FCA and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of certain investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of Fund investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two-month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, the U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities, as its preferred alternative rate for LIBOR.

Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The effect of a phase out of LIBOR on U.S. instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate differs from that utilized for a CLO that holds those securities, the CLO would experience an interest rate mismatch between its assets and liabilities. CLOs generally contemplate a scenario where LIBOR is no longer available by requiring the CLO’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some CLOs have included, or have been amended to include, language permitting the CLO’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all CLOs may adopt such provisions, nor can there be any assurance that CLO’s investment managers will undertake the suggested amendments when able. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt. This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Investment Sourcing Risk. The results of the Fund’s operations depend on several factors, including its ability to originate or acquire target investments. The Fund’s ability to originate or acquire target investments will depend on a variety of factors, including the availability of opportunities for the origination or acquisition of target investments and its ability to raise capital or obtain adequate short and long-term financing to fund such originations and acquisitions. In addition, competition for the Fund’s target investments may reduce the availability of such assets or lead to the price of such assets increasing, which may further limit the Fund’s ability to generate desired returns. The Fund can provide no assurance that the Sub-Advisor will be able to identify and make investments that are consistent with its investment objective.

Risks Related to Potential Conflicts of Interest. The Advisor and Sub-Advisor will experience conflicts of interest in connection with the management of the Fund, including with respect to the allocation of their time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Sub-Advisor; their compensation; services provided by the Advisor or Sub-Advisor to issuers in which the Fund invests; investments by the Fund in other clients of the Advisor or Sub-Advisor; and the formation of additional investment funds by the Advisor or Sub-Advisor. In addition, the Sub-Advisor’s investment professionals will, from time to time, acquire confidential or material, non-public information concerning an entity in which the Fund has invested, or propose to invest, and the possession of such information generally will limit their ability to buy or sell particular securities of such entity on behalf of the Fund, thereby limiting the investment opportunities or exit strategies available to the Fund.

Under the 1940 Act, the Fund is not permitted to engage in related party transactions with its affiliates or affiliates of such affiliates. As such, to address these risks, the Fund has implemented certain written policies and procedures to ensure the Fund will not enter into any agreement unless and until it is satisfied that doing so will not raise concerns under the 1940 Act, and address potential conflicts of interest. While Fund investments in CLOs sponsored or managed by Trinitas are permissible under Section 17 of the 1940 Act because the two firms are not controlled by, controlling or under common control with the one another, the Fund and Sub-Advisor have adopted policies to monitor these relationships, any affiliation, and any actual potential conflict of interests. The Board will review these procedures on a periodic basis and the Fund will not enter into any agreement unless and until it is satisfied that doing so will not raise concerns under the 1940 Act. Other potential conflicts of interest with respect to the Fund, its Advisor, Sub-Advisor and Portfolio Managers are discussed under “Conflicts of Interest” below.

Defaulted Securities Risk. Loans in which the Fund invests, including Senior Secured Loans in which the Fund indirectly invests through investments in CLOs, may fall into default. Defaulted loans/securities provide less liquidity to the Fund than performing loans and, for extended periods of time, may have a limited or no secondary market. Defaulted loans/debt securities may have low recovery values and borrowers or issuers in default of their debt obligations may seek bankruptcy protection, which may hinder or delay resolution of the Fund's collection efforts.

Below Investment Grade Risk. Lower-quality investments, known as “below investment grade” or “junk” are speculative and present a significant risk for loss of principal and interest. These investments offer the potential for higher return, but also involve greater risk than investments of higher quality, including an increased possibility that the investment’s issuer, obligor or guarantor may not be able to make its payments of interest and principal. If that happens, the value of the investment may decrease, the Fund’s NAV may decrease and its income may be reduced. An economic downturn or period of rising interest rates could adversely affect the market for these investments and reduce the Fund’s ability to sell its investments. The lack of a liquid market for these investments could decrease the Fund’s NAV. The Sub-Advisor’s assessment of an issuer’s credit quality may prove incorrect and the Fund could suffer losses.

Syndicated Loan Risk. The market for syndicated loans may not be highly liquid and the Fund may have difficulty selling them. These investments primarily expose the Fund to the credit risk of the underlying borrower, but they also expose the Fund to certain risks associated with the loan agent. Syndicated loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain syndicated loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Issuer/Borrower Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the respective goods and services. In addition, the credit quality of securities may be lowered if a borrower's financial condition deteriorates, which tends to increase the risk of default and decreases a note's value. Further, compared to securities issued by large companies, notes issued by individuals or small entities are more likely to experience more significant changes in market values, be harder to sell and at prices that the Advisor believes appropriate, and offer greater potential for losses. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Correlation Risk. Pursuant to the Fund’s investment objective, the Fund seeks to produce attractive, long-term risk-adjusted returns with low correlation to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. There is no guaranty that the Fund will succeed in achieving its investment objective or that the Fund will outperform the broader financial markets.

Liquidity Risk – Quarterly Repurchases. The Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. Unlike many closed-end investment companies, the Fund's shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the Fund's shares outstanding at per-class net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Liquidity Risk – Underlying Investments. The Fund's investments, such as in Target Securities, are subject to liquidity risk. This liquidity risk exists because particular investments of the Fund may be difficult to sell, possibly preventing the Fund from selling them at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices, in order to satisfy its 5% quarterly repurchase obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, private investments derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Leveraging Risk. The Fund is authorized to use leverage for investment purposes and to satisfy redemption requests. The use of leverage, such as borrowing money to purchase securities or otherwise invest the Fund’s assets, or borrowing money to satisfy Repurchase Offers will cause the Fund to incur additional expenses and may significantly magnify the Fund's losses in the event of adverse performance of the Fund’s underlying investments.

Repurchase Policy Risk. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Advisor otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Fund may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Repurchase of shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund’s distribution policy does not include a fixed annual rate of the Fund’s current net asset value per share. Distributions will be calculated daily and paid quarterly. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of a distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective or implement its investment strategies. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. If the Fund fails to achieve its estimated size and the Expense Limitation is not renewed, expenses will be higher than expected.

No Operating History. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Fund's start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

CYBERSECURITY

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in: financial losses; interference with the Fund's ability to calculate NAV; impediments to trading; the inability of the Fund, the Advisor, the Sub-Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisor. The Board is comprised of six Trustees. The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's Advisor and Sub-Advisor. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Advisor

Bluerock Credit Fund Advisor, LLC, located at 1345 Avenue of the Americas, 32nd Floor, New York, NY 10105, serves as the Fund's investment adviser. The Advisor is registered with the SEC as an investment adviser under the Advisers Act. The Advisor is a Delaware limited liability company formed in November 2017, for the purpose of advising registered funds.

Under the general supervision of the Fund's Board of Trustees, and pursuant to the terms of an investment advisory agreement (the “Investment Advisory Agreement”), the Advisor will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund or may delegate such responsibilities to one or more sub-advisors. In addition, the Advisor will supervise and provide oversight of the Fund's service providers. The Advisor will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Advisor will compensate all Advisor personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Advisor, as compensation under the Investment Advisory Agreement, a fee consisting of a base management fee and an incentive fee. The Advisor may employ research services and service providers to assist in the Advisor’s market analysis and investment selection and payments for research and risk management will be included in the operating expenses of the Fund.

A discussion regarding the basis for the Board’s approval of each of the Fund's Investment Advisory Agreement and Subadvisory Agreement with the Sub-Advisor will be available in the Fund's first annual or semi-annual report to shareholders.

The Advisor's Investment Committee

The Advisor has established an Investment Committee comprised of six persons responsible for: (1) setting overall investment policies and strategies for the Fund; (2) establishing allocation targets for the Fund’s investment portfolio as part of the portfolio planning process; (3) reviewing and approving investments; and (4) generally overseeing the activities of the Sub-Advisor.

The members of the Committee, and their professional background and experience are as follows:

Ramin Kamfar – Mr. Kamfar has served as Chairman and a member of the Investment Committee of the Advisor since inception of the Fund. Mr. Kamfar has served as the Chairman and CEO of Bluerock Real Estate, LLC (“Bluerock”), a private equity real estate firm, since its founding in October 2002, as a Trustee of Bluerock Total Income+ Real Estate Fund and as Chairman and CEO of its advisor, Bluerock Fund Advisor, LLC, since 2012 and as Chairman and CEO of Bluerock Residential Growth REIT, a NYSE publicly traded REIT since its founding in 2009 and as Chairman of Bluerock Asset Management, LLC since 2018. Mr. Kamfar started his career as an investment banker at Lehman Brothers Inc. in 1988, and has approximately 30 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, and public and private financings. Mr. Kamfar received an M.B.A. degree with distinction in Finance from The Wharton School of the University of Pennsylvania, and a B.S. degree with distinction in Finance from the University of Maryland, College Park.

Jordan B. Ruddy – Mr. Ruddy has served as a member of the Investment Committee and as President of the Advisor since inception of the Fund. Mr. Ruddy has served as President and Chief Operating Officer of Bluerock since 2002, as a Co-Portfolio Manager of the Bluerock Total Income+ Real Estate Fund and as President and a member of the Investment Committee of its advisor since 2013 and 2012, respectively. He is also Director of Bluerock Asset Management, LLC since its inception in 2018. Also, Mr. Ruddy has served in several senior officer capacities of Bluerock Residential Growth REIT, a NYSE publicly traded REIT since its founding in 2009, and is currently its President. Mr. Ruddy brings approximately 30 years of institutional real estate investment experience, having worked with some of leading public and private firms in the industry. Prior to Bluerock, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC, Smith Barney Inc., and JP Morgan Chase (previously the Chase Manhattan Bank), and as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics from the London School of Economics.

Simon Adamiyatt – Mr. Adamiyatt has served as a member of the Investment Committee since inception of the Fund. Mr. Adamiyatt serves as an Executive Director, Chief Financial Officer and Chief Strategy Officer of Bluerock, where he oversees the finance and control functions as well as directing strategy and business development for the firm’s asset management platform. He joined Bluerock in 2018. Mr. Adamiyatt is a seasoned financial services executive, with a career spanning 30 years of experience as both a Senior Investment Banker and a Chief Financial Officer of a publicly traded company. Prior to joining Bluerock, Mr. Adamiyatt was an Executive Director and Chief Financial Officer of Earthport Plc, a financial technology company listed on the London Stock Exchange. During his investment banking career, Mr. Adamiyatt held senior leadership and management positions at several global investment banks, serving as Head of Financial Institutions Group at UBS Americas and Bear Stearns as well as Co-Head of Financial Institutions M&A at Lehman Brothers. He was a member of the investment banking operating, business review and fairness opinion committees during his tenure as an Investment Banker. Mr. Adamiyatt was educated at the Wharton School of the University of Pennsylvania, Columbia University, and Oxford University.

Adam Lotterman – Mr. Lotterman has served as a member of the Investment Committee since inception of the Fund. Mr. Lotterman is co-Chief Investment Officer of Bluerock Fund Advisor, LLC, the adviser to Bluerock Total Income+ Real Estate Fund and has been a key member that fund’s investment team since its inception in 2012. Prior to joining Bluerock, Mr. Lotterman was Vice President of Forman Capital, a private commercial real estate lender from 2011 to 2012. Mr. Lotterman was also an Adjunct Professor at Nova Southeastern University from 2010 to 2012, where he lectured in the Masters of Real Estate Development program. Prior to that, Mr. Lotterman worked as a Senior Valuation Analyst at Bayview Asset Management (former hedge fund affiliate of The Blackstone Group) from 2010 to 2011, and from 2005 to 2010 Mr. Lotterman was the Senior Analyst for Goodkin Consulting, the former real estate consulting arm of PricewaterhouseCoopers. Mr. Lotterman received an M.S. in International Real Estate from Florida International University, where he graduated first in class, and a B.S. Degree in microbiology with a minor in chemistry from the University of Florida.

Ryan MacDonald – Mr. MacDonald has served as a member of the Investment Committee since inception of the Fund. Mr. MacDonald serves as Chief Investment Officer for Bluerock Residential Growth REIT (NYSE: BRG), as well as Bluerock and certain of its affiliates. Since joining Bluerock in 2008, Mr. MacDonald is responsible for sourcing, underwriting, structuring, financing and closing of all of Bluerock’s real estate investments and dispositions. To date, Mr. MacDonald has transacted over 90 real estate investments with an aggregate value approaching $4 billion. Prior to joining Bluerock, Mr. MacDonald was an Analyst for PNC Realty Investors (formerly Mercantile Real Estate Advisors), where he served as part of an investment team that made more than $1.2 billion in investments within all tranches of the capital structure, and also served in a corporate development role at Mercantile Bankshares, where he worked with executive management focusing on high level strategic initiatives for the $6 billion bank. Mr. MacDonald received a B.A. in Economics from the University of Maryland, College Park.

Tim Thran – Mr. Thran has served as a member of the Investment Committee since inception of the Fund. Mr. Thran currently serves as Associate Portfolio Manager to Bluerock Total Income+ Real Estate Fund and as its Assistant Treasurer. Since joining Bluerock in 2017, Mr. Thran has been responsible for overseeing day-to-day operations of Bluerock Total Income+ Real Estate Fund, including portfolio valuation, investment analysis, liquidity management and performance evaluation. Previously, Mr. Thran served at JPMorgan Asset Management from 2014 to 2016, directing daily oversight and controls on over $200 billion in mutual fund assets. From 2008-2014, Mr. Thran served in multiple management roles at State Street Corporation, with a focus on accounting and compliance on the company’s premier ETF and mutual fund clients. Mr. Thran holds an M.B.A. degree with a concentration in Investments from the D’Amore-McKim School of Business at Northeastern University and B.A. degrees in both Mathematics and Economics from the College of the Holy Cross.

Investment Sub-Advisor

The Sub-Advisor is as a Delaware limited liability company with its principal offices at 200 Crescent Court, Suite 1175, Dallas, TX 75201. The Sub-Advisor was formed on February 28, 2013 and is a registered investment adviser under the Advisers Act. The Sub-Advisor provides investment advisory services to its clients and has particular expertise in underwriting, managing and executing transactions with respect to senior secured loans, including on behalf of pooled investment vehicles that are CLOs. The Sub-Advisor is owned by Clearlake Strategic Partners, L.P., a Delaware limited partnership (an affiliate of Clearlake Capital Group, L.P. and collectively referred to herein as “Clearlake”), and by certain members of the Sub-Advisor’s management team. The Sub-Advisor acts as the credit and structured product arm of Clearlake. As of December 12, 2021, the Sub-Advisor and Clearlake, had over $55 billion of assets under management focusing on credit, private equity and special situations.

The Advisor has engaged Sub-Advisor to provide investment management services to the Fund. The Sub-Advisor has investment discretion over the Fund’s portfolio in accordance with the Fund’s investment objective, policies and restrictions, subject to the oversight of the Advisor. The Sub-Advisor will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged, subject to the oversight of the Advisor and the general supervision of the Board. The Sub-Advisor may employ research services and service providers to assist in the Sub-Advisor’s market analysis and investment selection. The Sub-Advisor is paid solely by the Advisor from its advisory fees. Shareholders do not pay the Sub-Advisor directly. The Sub-Advisor will compensate all Sub-Advisor personnel who provide services to the Fund.

Portfolio Managers

Subject to the oversight of the Investment Committee, Gibran Mahmud, Philip Braner, and Neil Desai from the Sub-Advisor are the Fund's portfolio managers (“Portfolio Managers”) and oversee the Fund’s day to day investment operations. Each has served as a Portfolio Manager since the Fund’s inception.

Gibran Mahmud, Mr. Mahmud serves as Chief Executive Officer and Chief Investment Officer at the Sub-Advisor. Prior to joining the Sub-Advisor, Mr. Mahmud was a Senior Vice President and Head of Mergers, Acquisitions and Business Strategy for a private family office. Previously Mr. Mahmud served as Senior Portfolio Manager and Head of Structured Products at Highland Capital Management, L.P. While at Highland Capital Management, L.P., he served as the Head of the Structured Product Credit Committee and the Senior Structured Products Trader. Mr. Mahmud structured, marketed, negotiated, managed and monitored over 30 collateralized debt obligations (“CDO”) totaling over $28 billion backed by a variety of asset types. Mr. Mahmud managed a team of professionals that was responsible for the day to day management of all CDOs including portfolio management, asset surveillance, cash management, portfolio structuring, monthly trustee reporting, and quarterly waterfall and cashflow calculations. He also marketed related CDO investment strategies globally to pension funds, endowments, hedge funds, insurance companies and money managers. Additionally, Mr. Mahmud managed and invested a portfolio of over $6 billion of structured credit paper that was primarily backed by senior secured bank loan collateral and traded over $10 billion of structured credit paper overall during his time at Highland Capital Management, L.P. Prior to joining Highland Capital Management, L.P., he served as a Senior Analyst at Fleet Capital where he was involved in originating, structuring, modeling and credit analysis for clients primarily in the manufacturing, retail and services industries. Formerly, he was a Senior Auditor at Arthur Andersen LLP. Mr. Mahmud received a Master of Business Administration in Finance and a Bachelor of Business Administration in Accounting from Baylor University. He is a Certified Public Accountant.

Philip Braner, Mr. Braner serves as Chief Operating Officer at the Sub-Advisor and has extensive experience in the structured product and capital markets. Prior to joining the Sub-Advisor, he was a Managing Director in the structured products group with Highland Capital Management, L.P. and was responsible for structuring, marketing and business development of its structured products business and foreign funds effort with a focus on emerging markets, primarily Latin America. During his time at Highland Capital Management, L.P., he was COO of the Structured Products Group, as well as head of the Deal Team within Highland Capital Management, L.P.’s Structured Products Group, and was responsible for the origination of structured finance transactions and separate investment accounts. Mr. Braner has structured over 30 CDOs and separate accounts totaling over $25 billion, including U.S. and Euro cash CLOs, CDO Squareds, middle market CLOs, real estate CDOs and a Brazilian securitization. Previously, Mr. Braner served as a Senior Accountant at KPMG in Dallas, Texas serving clients primarily in the Telecommunications industry. Mr. Braner received both a master’s in accountancy and a BBA from Baylor University. Mr. Braner is a licensed Certified Public Accountant.

Neil Desai, Mr. Desai is a Managing Director at the Sub-Advisor. He is responsible for the Sub-Advisor's CLO investment business and also facilitating in the structuring, syndication and strategic planning of the Trinitas Capital Management, LLC new issue CLO platform. Prior to joining the Sub-Advisor, Mr. Desai was a Managing Director at Highland Capital Management, L.P. where he oversaw credit trading and managed approximately $2 billion of CLO investments across Highland Capital Management, L.P.’s hedge funds, UCITS funds, mutual funds, and separate accounts; and traded over $10 billion of CLO tranche volume during his tenure. Previously, Mr. Desai built and ran the structured credit business for Pfizer Inc.’s Treasury organization and prior to that spent several years in various structuring and trading roles at Credit Suisse and Barclays Capital. Mr. Desai received both a Bachelor's and Master's degree in Computer Science and Electrical Engineering from Massachusetts Institute of Technology.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the Fund’s administrator and fund accountant. For the services rendered to the Fund, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. DST Systems, Inc., located at PO Box 219445, Kansas City, MO 64121-9445, serves as the Fund’s Transfer Agent and for such services the Fund pays the Transfer Agent the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Custodian

UMB Bank, NA, with principal offices at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund's portfolio. Under a Custody Agreement, the Custodian holds the Fund's assets either in electronic (DTC) or physically form for safekeeping and keeps all necessary records and documents relating to its duties.

Base Management Fee and Incentive Fee

The base management fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the average value of the Fund’s daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.0% per quarter (or an annualized hurdle rate of 8.0%), subject to a “catch-up” feature, which allows the Advisor to recover foregone incentive fees that were previously limited by the hurdle rate. For these purposes, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s quarterly operating expenses (including the management fee, expenses reimbursed to the Advisor and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee).

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.0% per quarter (or an annualized rate of 8.0%);
•	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% (the “Catch-Up”). The Catch-Up is intended to provide the Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and
•	20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Advisor once the hurdle rate is reached and the Catch-Up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Advisor).

The following is a graphical representation of the calculation of the Incentive Fee:

These calculations will be appropriately prorated for any period of less than three months.

Estimated Fund Expenses

The Advisor is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Trustees affiliated with the Advisor or the Sub-Advisor are not compensated by the Fund in connection with their role as Trustee.

The Administrator is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration and accounting), including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, offering expenses; the compensation and expenses of any employees of the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses related to research and risk management; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that the Fund is authorized to pay pursuant to with any distribution or shareholder servicing plan; and all other operating expenses not specifically assumed by the Advisor. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the Chief Compliance Officer and non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Fund's Trustees and officers with respect thereto.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Advisor has agreed contractually to waive its base management fees and to pay or absorb the ordinary operating expenses of the Fund (including offering and organizational expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, management incentive fees and extraordinary expenses), to the extent that such expenses exceed [2.60%, 3.35%, 1.75% and 2.35%] per annum of the Fund's average daily net assets attributable to Class A shares, Class C shares, Class F shares and Class I shares, respectively. In consideration of the Advisor’s agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; (2) the reimbursement may not be made if it would cause the current Expense Limitation or any expense limitation in effect at the time of reimbursement to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees (the “Board”). The Expense Limitation Agreement will remain in effect, at least until January 31, 2023, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Advisor. After January 31, 2023, the Expense Limitation Agreement may be renewed at the Advisor’s and Board's discretion.

The Fund’s Board has authorized the Advisor and the Sub-Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more the outstanding shares of a class of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. [As of [ ], __________ owned __% of the voting securities and is deemed to control the Fund.] However, it is expected that once the Fund commences investment operations and its shares are sold to the public, that this control will be significantly diluted.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). Each Class A share will be offered at net asset value plus applicable the sales load. Each Class C share, Class F share and Class I share will be offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. The Board has delegated execution of certain aspects of these procedures to a fair value team or committee composed of one or more representatives from the Fund, the Advisor and the Sub-Advisor. The team may also enlist third party service providers, such as pricing services, broker-dealers or valuation firms, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, several factors may be considered, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's third-party valuation consultants. In addition, periodic financial statements (audited and unaudited) or other information provided by the issuer may be considered. The Advisor and Sub-Advisor will attempt to obtain current information to value all fair valued securities.

With respect to Target Securities, the Fund may engage and rely upon independent third-party valuation specialists to assist in valuing such securities in certain circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of Target Securities include: loan terms and covenants, loan duration, contract (coupon) rate, rate structure, quality of collateral, debt service coverage ratio, prevailing interest rates, borrower’s ability to adequately service its debt, loan prepayment percentage, loan default rate, loan default recovery percentage, recent loan ratings migration, average loan prices in secondary market, pipeline of new issue CLO issuance, environment of high-yield bond markets, market interest rate sentiment, and other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund's actual investment position.

The Advisor, with the assistance of the Sub-Advisor or other parties, will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Advisor, the fair value team or committee of the Board will review any securities valued by the Advisor in accordance with the Fund's valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

The Fund seeks to derive a value at which market participants could transact in an orderly market and also seeks to benchmark the model inputs and resulting outputs to observable market data, when available and appropriate. Available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to the fair value committee to consider in making its recommendation of fair value to the Board. The Board has elected to engage third-party valuation firm(s) to provide assistance to our fair value committee and the Board in valuing our investments. The Fund’s fair value committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.

CONFLICTS OF INTEREST

The Advisor and Sub-Advisor will experience conflicts of interest in connection with the management of the Fund, including, but not limited to:

•	The Advisor’s and Sub-Advisor’s respective personnel will allocate their time and resources between the Fund and other investment and business activities in which they are involved, including other funds and investment vehicles. The Advisor and Sub-Advisor intend to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, they will continue to devote the time and resources necessary to managing its other investment and business activities, and are not precluded from conducting activities unrelated to the Fund.

•	To the extent the Sub-Advisor advises other investment vehicles with overlapping investment objectives, conflicts will likely arise with respect to the allocation of investment among the Fund and such investment vehicles. The Sub-Advisor has implemented an allocation policy designed to fairly and equitably distribute investment opportunities over time among investment vehicles managed by the Sub-Advisor and its affiliates. However, pursuant to the allocation policy, certain investment opportunities that may be appropriate for the Fund will be allocated to other investment vehicles.

•	The compensation payable by the Fund to the Advisor (which will be shared with the Sub-Advisor) will be approved by the Board consistent with the exercise of the Trustee’s fiduciary duties. The base management fee is payable regardless of the quality of the assets acquired or the Fund’s performance.

•	The Sub-Advisor will, at times, provide services to the sponsors of issuers in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. Any compensation received by the Sub-Advisor for providing these services, will not be shared with the Fund and could be received before the Fund realizes a return on its investment. The Sub-Advisor will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand. In particular, the Sub-Advisor provides credit analysis and certain middle and back-office services to Trinitas in connection with CLOs sponsored by Trinitas, pursuant to a staff and services agreement. In connection with these services the Sub-Advisor receives a portion of the management fee paid to Trinitas with respect to such CLOs. The Sub-Advisor shall otherwise not invest in any investments where the Sub-Advisor acts as manager or sub-advisor of such investments.

•	The Advisor, the Sub-Advisor and their respective affiliates are not restricted from forming additional investment vehicles, from entering into other investment advisory relationships or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Advisor or Sub-Advisor.

•	The Sub-Advisor’s investment professionals will, from time to time, acquire confidential or material, non-public information concerning an entity in which the Fund has invested, or propose to invest, and the possession of such information generally will limit their ability to buy or sell particular securities of such entity on behalf of the Fund, thereby limiting the investment opportunities or exit strategies available to the Fund.

As described above in “Investment Strategies,” the Fund will, from time to time, invest in the debt of, or equity interests in, CLOs, including a CLO managed by Trinitas (each, a “Trinitas CLO”). The fact that the management fees Trinitas or its affiliate, in its capacity as collateral manager of the CLO (the “Collateral Manager”), receives from a Trinitas CLO are based on the size of the assets of that vehicle could create a conflict of interest. In particular, the Collateral Manager could have an incentive to cause the Trinitas CLO to hold investments that have poor prospects for improvement in order to receive ongoing fees in the interim and, potentially, a more likely or larger fee or distribution if the value of such assets appreciates in the future. Furthermore, the decision to exercise any call option with respect to the Trinitas CLO will be controlled entirely by the Collateral Manager and the Fund will have no ability to control the exercise of such option. Because the fees paid to the Collateral Manager will be tied to the size of the assets of the Trinitas CLO, the Collateral Manager has an incentive to delay exercising any call option past the time that would provide for an optimal return to the Fund in order to continue to earn these fees. Such delay could cause the Fund to ultimately receive a lower return on its interests in the Trinitas CLO than it would be able to obtain if it were to control the exercise of the call option at an earlier date. Similar conflicts of interest exist in the Manager’s exercise (or failure to exercise) the Fund’s other rights as holder of such Trinitas CLO equity, including rights relating to the refinancing of such Trinitas CLO, approval of amendments and removal of the Collateral Manager.

Further, the Sub-Advisor provides investment management advice and services to other entities and clients, which may include, without limitation, other managed accounts, collective investment vehicles, business development companies, collateralized loan obligations (including a Trinitas CLO), and/or affiliated investment funds (the “Other Accounts”), which could also follow investment programs that are, in part or in whole, substantially similar to that of the Fund. Other Accounts may invest in Trinitas CLO classes or tranches of securities other than direct or indirect equity interests in a Trinitas CLO or on different terms than the Fund. As a result, Other Accounts may invest in more senior classes of the Trinitas CLO’s capital structure. Furthermore, Other Accounts may sponsor such securitizations and retain an interest in the equity and/or debt tranches thereof or participate separately as purchasers in such securitizations. As such, the interests of the Fund, as a direct or indirect investor in the CLO Equity of a Trinitas CLO, may not be aligned with the interests of the Other Accounts that hold more senior debt interests. In that regard, actions may be taken by the Collateral Manager on behalf of the Other Accounts that are adverse to the Fund. The interests of the Fund and/or the Other Accounts investing in different classes or tranches of securities of the Trinitas CLO are particularly acute in the case of financial distress of the Trinitas CLO. If the Fund, as a direct or indirect investor in the CLO Equity of the Trinitas CLO, were to lose its investment as a result of such difficulties, the ability of the Collateral Manager to recommend actions that are in the best interests of the Fund might be impaired. Participation by Other Accounts may result in a loss or substantial dilution of the Fund’s direct or indirect investment, while an Other Account recovers all or part of amounts due to it. Other Accounts will not be required to take any action or withhold from taking any action to mitigate losses to the Fund in any such a scenario.

Separately, any partner, officer or employee of the Sub-Advisor or of Clearlake or Trinitas may serve as an officer, director, advisor or in comparable management functions for borrowers of the underlying assets (“CLO Assets”) of an obligor or the proceeds thereof that are the collateral of a Trinitas CLO, and any such partner, officer or employee may obtain material non-public information in connection therewith, or in connection with such partner’s, officer’s or employee’s other activities in the financial markets. To the extent the Sub-Advisor operates without information barriers to separate persons who make investment decisions from others who might possess material non-public information that could influence such decisions. In an effort to manage possible risks arising from the internal sharing of material non-public information, the Sub-Advisor is expected to maintain a list of restricted securities with respect to which it may have access to material non-public information and in which Clients are restricted from trading. If partners, officers or employees of the Sub-Advisor, Clearlake or Trinitas obtain such material non-public information about a borrower the loans of which are collateral of a Trinitas CLO, the Trinitas CLO may be prohibited by law, policy or contract, for a period of time, from (i) unwinding a position in such borrower, (ii) establishing an initial position or taking any greater position in such borrower and/or (iii) pursuing other investment opportunities on behalf of the Trinitas CLO, which could impact the returns to the Fund. In addition, in certain circumstances, particularly during the wind-up of a Trinitas CLO, the Fund may be prohibited from trading a position that it holds, directly or indirectly, in the Trinitas CLO because the Sub-Advisor determines that one or more partners, officers or employees of the Sub-Advisor, Clearlake or Trinitas holds material non-public information with respect to one or more remaining positions held by the Trinitas CLO.

Furthermore, in those instances where partners, officers or employees of Clearlake, the Sub-Advisor or Trinitas serve as directors of certain borrowers the loans of which are collateral of the Trinitas CLO, they will be required to make decisions that they consider to be in the best interests of such borrower. In certain circumstances, such as in situations involving bankruptcy or near insolvency of a borrower, actions that may be in the best interests of such borrower may not be in the best interests of the Trinitas CLO, and vice versa. Accordingly, in these situations, there may be conflicts of interest between an individual’s duties as a partner, officer or employee of the Sub-Advisor, Clearlake or Trinitas and such individual’s duties as a director of such borrower.

The Advisor and Sub-Advisor have adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts, however dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

The Fund's ability to enter into transactions with affiliates of the Advisor and/or any Sub-Advisor are limited by the 1940 Act. The Fund is prohibited under the 1940 Act from participating in certain transactions with affiliates without the prior approval of the Fund's independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund's outstanding voting securities will be an affiliate for purposes of the 1940 Act and the Fund is generally prohibited from buying or selling any security from or to such affiliate without the prior approval of the Fund's independent Trustees. The 1940 Act also prohibits certain “joint” transactions with certain of affiliates without prior approval of the Fund's independent Trustees and, in some cases, of the SEC. The Fund is prohibited from buying or selling any security from or to any person who owns more than 25% of the Fund's voting securities or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

QUARTERLY REPURCHASES OF SHARES

The first repurchase offer is expected to occur in [ ] 2022 and will occur no later than two periodic intervals after the effective date of the Fund. Thereafter, once each quarter, the Fund will offer to repurchase, at per-class net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer. You may call [1-844-819-8287] to learn the NAV.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of Class A shares (for purchases of $1,000,000 or more).

Class A shareholders who tender for repurchase of Class A shares that were purchased in amounts of $1,000,000 or more that have been held, as of the time of repurchase, less than 365 days from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A share purchases of less than $1,000,000 are not be subject to an early withdrawal charge.

Selling brokers or other financial intermediaries that have entered into distribution agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of Class C shares.

Class C shareholders who tender for repurchase Class C shares that have been held less than one year (365 days) following such shareholder’s initial purchase, will be subject to an Early Withdrawal Charge of 1.00% of the value of the original purchase price of the shares repurchased by the Fund. The Distributor may waive the imposition of an early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder.

Class F shares and Class I shares are not subject to an early withdrawal charge.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. Notwithstanding the foregoing, the Fund may in its sole discretion and for administrative convenience accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of cash or assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline, and/or that the Fund’s line of credit is available to satisfy the Repurchase Offer Amount. The Board has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraphs. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Sub-Advisor otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses. The Advisor and Sub-Advisor intend to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund's net asset value.

Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund's quarterly repurchase offers are a shareholder's only means of liquidity with respect to his or her shares. Shareholders have no right to redeem Fund shares outside the regular quarterly repurchases, regardless of shareholder circumstances, and the Fund may not honor any such requests. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Quarterly Distribution Policy

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, but is expected to represent an annual rate of approximately 8.0% of the Fund’s current net asset value per share. Such distributions are accrued daily and paid quarterly and this distribution policy is subject to change. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

The distribution rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund's shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund's income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Bluerock High Income Institutional Credit Fund, c/o DST Systems, PO Box 219445, Kansas City, MO 64121-9445. All written notices must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Administrator will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed in writing to the Transfer Agent at Bluerock High Income Institutional Credit Fund, c/o DST Systems, PO Box 219445, Kansas City, MO 64121-9445. Certain transactions can be performed by calling the toll-free number [1-844-819-8287].

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal income tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For additional information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, among other requirements, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make quarterly distributions of investment company taxable income after payment of the Fund's operating expenses. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the reduced U.S. federal income tax rate applicable to qualified dividend income for certain Fund shareholders who meet applicable holding period requirements. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a collateralized loan obligation treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of certain U.S. Shareholders of a CFC regardless of whether the shareholder has made a qualified electing fund (“QEF”) election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC. The Fund must distribute such income to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the dispositions of CFC stock during that year (i.e., phantom income).

The Fund expects that CLOs in which it holds interests may be PFICs for U.S. federal income tax purposes. As a result, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” from such CLOs or gain from the disposition of such interests even if such income or gain is distributed as a dividend by the Fund to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions. In particular, the Fund anticipates that it will make a QEF election with respect to most of the CLOs in which it holds interests. If the Fund is eligible to make, and timely makes, such an election with respect to a CLO that is treated as a PFIC, the Fund will not be subject to tax on any excess distributions received from such CLO, but the Fund will generally be required to recognize its share of the CLO’s income and long-term capital gains for each year regardless of whether it receives any distributions from such CLO. The Fund will be required to distribute the amount of such income inclusion each year to maintain its status as a RIC and to eliminate the Fund’s liability for U.S. federal income and excise taxes, even if the cash received with respect to such CLO is less than the income inclusion for such year (i.e., phantom income). Shareholders will be required to include distributions of such income inclusions in their income as ordinary income or long-term capital gains. Distributions of such income will not be eligible for the dividends-received deduction for corporate shareholders and will not constitute qualified dividends eligible for a reduced rate of tax for non-corporate shareholders.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on August 19, 2021. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers four classes of shares: Class A, Class C, Class F, and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses”. Certain share class details are set forth in “Plan of Distribution”.

The following table shows the amounts of Fund Shares that have been authorized and are outstanding as of the date of this Prospectus, of which, none were owned by the Fund:

Title of Class	Amount Authorized	Amount Outstanding
Class A	Unlimited*	None
Class C	Unlimited*	None
Class I	Unlimited*	None
Class F	Unlimited*	[--]

*	The Fund has registered an unlimited number of shares in this offering.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to accrue dividend distributions daily and make payment to its shareholders no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund's Transfer Agent, a share certificate may be issued at the Fund's discretion for any or all of the full shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time. The Fund's Transfer Agent will maintain an account for each shareholder upon which the registration of shares is recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Fund's Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at net asset value. The Distributor also may enter into agreements with other broker dealers for the sale and distribution of the Fund's shares, including with affiliates of the Advisor. In reliance on Rule 415, the Fund intends to offer to sell an unlimited number of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares. Class A shares, Class F shares and Class I shares are not currently subject to a Distribution Fee. Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a quarterly basis.

The Distributor has entered into a wholesaling agreement with Bluerock Capital Markets, LLC (“BCM”), a registered broker-dealer and an affiliate of the Advisor and the Fund has entered into a dealer manager agreement with BCM. Pursuant to the terms of these agreements, BCM will seek to market and otherwise promote the Fund through various distribution channels, including regional and independent retail broker-dealers. BCM will receive a portion of the sales load from the sale of certain classes of Fund shares for its services provided under these agreements.

The Advisor or its affiliates, in the Advisor’s discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation and payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. Additionally, the Fund may pay a servicing fee to the selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of shareholders. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request.

The Fund and the Advisor have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, engage in transactions with or perform services for the Advisor and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, an affiliate of the Advisor purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST Systems, Inc., the Fund’s Transfer Agent. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary's name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor's account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund's NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to the Fund to:

Bluerock High Income Institutional Credit Fund
c/o DST Systems, Inc.

PO Box 219445

Kansas City, MO 64121-9445

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The Transfer Agent will charge a $25 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor's bank to send the wire. An investor's bank must include both the name of the Fund, the account number, and the investor's name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [1-844-819-8287] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: DST Systems, Inc.
Account #: (number provided by calling toll-free number above)
Further Credit:
Bluerock High Income Institutional Credit Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact DST Systems, Inc. to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $10,000 on specified days of each month into your established Fund account. Please contact the Fund at [1-844-819-8287] for more information about the Fund's Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling [1-844-819-8287]. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4:00 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Transfer Agent at [1-844-819-8287] for additional assistance when completing an application.

If the Administrator does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;
•	the amount you intend to invest;
•	how long you expect to own the shares; and
•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class A Shares

Class A shares are sold at the prevailing net asset value per Class A share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class A shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts;
•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares; and

•	Investors in Class A shares may pay a sales load based on the amount of their investment up to 5.75%, as set forth in the table below. A reallowance will be made by the Distributor from the sales load paid by each investor. There are no sales loads on reinvested distributions. The Fund reserves the right to waive sales loads. The following sales loads apply to your purchases of Class A shares of the Fund:

Amount Invested	Broker Commission / Dealer Reallowance	Dealer Manager Fee	Sales Load as a % of Offering Price	Sales Load as a % of Amount Invested
Under $100,000	5.00%	0.75%	5.75%	6.10%
$100,000 -$249,000	4.00%	0.75%	4.75%	4.99%
$250,000 - $499,999	3.00%	0.75%	3.75%	3.90%
$500,000 - $999,999	2.00%	0.50%	2.50%	2.56%
$1,000,000 and above	0.00%*	0.00%	0.00%	0.00%

*	Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of Class A shares.

You may be able to buy Class A shares without a sales charge (i.e. “load-waived”) when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund;
•	a current or former director or Trustee of the Fund;
•	an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Advisor or its affiliates or of a broker-dealer authorized to sell shares of the Fund; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases of Class A shares by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor's responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class A shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

For example, the following illustrates the operation of the right of accumulation:

If a shareholder owned Class A shares of the Fund through an investment of $99,999 (including sales charge), and wished to purchase additional Class A shares of the Fund through an investment of $50,000 (including sales charge), the sales charge applicable on the $50,000 purchase would be at the 4.75% rate, rather than the 5.75% rate that would otherwise apply to a $50,000 purchase. The discount will be applied to the current purchase (i.e., the $50,000 purchase), not to any previous transaction.

You may add the current value of all of your existing investments in the Fund and certain other funds advised by the Advisor or its affiliates (collectively, “Bluerock Family Funds”) to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Bluerock Family Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Bluerock Family Funds’ investments held by the members of your immediately family, including the value of Bluerock Family Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Bluerock Family Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of Class A shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for Class A shares the Fund purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Shareholder Service Plan

The Fund has adopted a “Shareholder Services Plan” with respect to its Class A shares under which the Fund may compensate financial industry organizations for providing ongoing shareholder servicing of client accounts with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to its Class A shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class A shares. Because these fees are paid from the Fund’s assets on an ongoing basis they will increase your costs over time and may cost you more than paying other types of sales charges.

Distribution Plan

Class A shares are not subject to a Distribution Fee.

Class C Shares

Class C shares are sold at the prevailing net asset value per Class C share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class C shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and for retirement plan accounts;

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares;
•	a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares; and
•	an Early Withdrawal Charge equal to 1.00% of the original purchase price of Class C shares repurchased by the Fund that have been held, as of the time of repurchase, less than 365 days from the purchase date.

Because the Class C shares of the Fund are sold at the prevailing NAV per Class C share without an upfront sales load, the entire amount of your purchase is invested immediately.

Share Conversion

For investors owning Class C shares these shares may be convertible into Class I shares if (i) the broker/dealer or other financial intermediary responsible for the shareholder relationship requests such conversion, (ii) Class I shares are available to the broker dealer or financial intermediary, and (iii) the account would have been eligible to purchase Class I shares.

Shareholder Services Plan

The Fund has adopted a “Shareholder Services Plan” with respect to its Class C shares under which the Fund may compensate financial industry organizations for providing ongoing administration of client accounts with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to its Class C shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class C shares. Because these fees are paid from the Fund’s assets on an ongoing basis they will increase your costs over time and may cost you more than paying other types of sales charges.

Distribution Plan

The Fund, with respect to its Class C shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class C shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees.

Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C shares. Because these fees are paid from the Fund’s assets on an ongoing basis they will increase your costs over time and may cost you more than paying other types of sales charges.

Class I Shares

Class I shares will be sold at the prevailing net asset value per Class I share and are not subject to any upfront sales charge. The Class I shares are not subject to a Distribution Fee, shareholder servicing fees, or early withdrawal charges. Class I shares may only be available through certain financial intermediaries. Because the Class I shares of the Fund are sold at the prevailing NAV per Class I share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, for all accounts, Class I shares require a minimum investment of $1,000,000, while subsequent investments may be made with any amount. Under certain limited circumstances, the Fund, in its sole discretion, may waive the minimum investment amount.

Shareholder Services Plan

Class I shares are not subject to shareholder servicing fee.

Distribution Plan

Class I shares are not subject to a Distribution Fee.

Class F Shares

Class F shares will be sold at the prevailing net asset value per Class F share and are not subject to any upfront sales charge. The Class F shares are not subject to a Distribution Fee, shareholder servicing fees, or early withdrawal charges. Class F shares are not publicly available for purchase. Because the Class F shares of the Fund are sold at the prevailing NAV per Class F share without an upfront sales charge, the entire amount of your purchase is invested immediately.

Shareholder Services Plan

Class F shares are not subject to shareholder servicing fee.

Distribution Plan

Class F shares are not subject to a Distribution Fee.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215.

REPORTS TO SHAREHOLDERS

The Fund provides to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

If you have elected to receive paper copies of the Fund’s annual and semi-annual reports, in an effort to decrease costs, the Fund intends to send only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. A shareholder must call [1-844-819-8287] to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] is the independent registered public accounting firm for the Fund and audits the Fund's financial statements. [ ] is located at [ ].

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 811-23772). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Investment Objective and Policies
Repurchases and Transfers of Shares
Management of the Fund
Codes of Ethics
Proxy Voting Policies and Procedures
Control Persons and Principal Holders
Investment Advisory and Other Services
Investment Committee and Portfolio Managers
Allocation of Brokerage
Tax Status
Other Information
Independent Registered Public Accounting Firm
Financial Statements
Appendix A

NOTICE OF PRIVACY POLICY & PRACTICES

[ ] 2022

PRIVACY NOTICE

FACTS	WHAT DOES THE BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	▪ Social Security number ▪ Assets ▪ Retirement Assets ▪ Transaction History ▪ Checking Account Information	▪ Purchase History ▪ Account Balances ▪ Account Transactions ▪ Wire Transfer Instructions
When you are no longer our customer, we may continue to share your personal information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Bluerock High Income Institutional Credit Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bluerock High Income Institutional Credit Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call [1-844-819-8287]

Who we are
Who is providing this notice?	Bluerock High Income Institutional Credit Fund
What we do
How does Bluerock High Income Institutional Credit Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Bluerock High Income Institutional Credit Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Bluerock High Income Institutional Credit Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪ Bluerock High Income Institutional Credit Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Bluerock High Income Institutional Credit Fund doesn’t jointly market.

BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND

Class A Shares (IIMAX), Class C Shares (IIMCX), Class F Shares (IIMFX) and Class I Shares (IIMWX)

of Beneficial Interest

PROSPECTUS

[_____], 2022

Investment Advisor

Bluerock Credit Fund Advisor, LLC

Sub-Advisor

WhiteStar Asset Management LLC

All dealers that buy, sell or trade the Fund's shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund's Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares (IIMAX), Class C Shares (IIMCX), Class F Shares (IIMFX), and Class I Shares (IIMWX)

of Beneficial Interest

BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND

Principal Executive Offices

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

[1-844-819-8287]

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Class A, Class C, Class F, and Class I shares prospectuses of Bluerock High Income Institutional Credit Fund, each dated [___], 2022 (“Prospectus”), which may be supplemented from time to time. The Prospectuses are hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectuses. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the relevant share class Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at [1-844-819-8287] or by visiting http://www.bluerockfunds.com. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (“SEC”) at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC also are available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

General Information And History

Bluerock High Income Institutional Credit Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund (the “Fund”). The Fund is a Delaware statutory trust that was formed on August 19, 2021. The Fund’s principal office is located at 1345 Avenue of the Americas, 32nd Floor, New York, NY 10105, and its telephone number is [1-844-819-8287]. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers four classes of shares: Class A, Class C, Class F, and Class I shares. Each class of shares is offered by a separate prospectus. Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (the “Board” or “Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Investment Objectives And Policies

Investment Objective

The Fund’s primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns, with low correlation to the broader markets.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)       Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

1

(2)       Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)       Purchase securities on margin, but may sell securities short and write put and call options.

(4)       Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)       Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(6)       Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)       Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, and (d) by loaning portfolio securities.

Other Fundamental Policies

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of any applicable restriction included in a fundamental or non-fundamental policy; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund primarily invests in Target Securities, but may also, at times, invest a portion of its assets opportunistically in various structures and types of investments. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment advisor is Bluerock Credit Fund Advisor, LLC (the “Advisor”). The “Sub-Advisor” to the Fund is WhiteStar Asset Management LLC. The Advisor is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Board and has delegated investment management to the Sub-Advisor. Additional information regarding the types of securities and financial instruments is set forth below.

2

More Information About Collateralized Loan Obligations

The Fund's investment portfolio will have significant investments in the equity and junior debt tranches of CLOs. The CLOs that the Fund targets are securitization vehicles that pool portfolios of primarily below investment grade senior secured loans. Such pools of underlying assets are often referred to as a CLO's "collateral." While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated "AAA" (or its equivalent) at the most senior level down to "BB" or "B" (or its equivalent) by Moody's Investor Service, Inc., S&P and/or Fitch, Inc., which is below investment grade, at the most junior level. The CLO equity tranche is unrated and typically represents approximately 10% of a CLO's capital structure. A CLO's equity tranche represents the first loss position in the CLO. Below investment grade and unrated securities are sometimes referred to as "junk" securities.

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLOs underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests.

A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s portfolio. In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s outstanding CLO debt securities to repaid at par.

The Fund may invest in CLOs where Trinitas Capital Management, LLC (“Trinitas”) serves as the sponsor or collateral manager. While Trinitas is not controlled by, under common control with, or controlling the Sub-Advisor, and such investments will not be principal transactions with an affiliate that would be prohibited by Section 17(a) of the Investment Company Act, Trinitas is a related adviser and has engaged the Sub-Advisor and certain of its personnel under a service agreement. In particular, Trinitas, as the management company to certain CLOs is structured and operated such that all of the collateral management activities of Trinitas are performed by a team of qualified credit and asset management professionals (which include both employees shared by Trinitas and the Sub-Advisor and at least one full-time employee of Trinitas (each, a “Non-Shared Employee”)) selected by the Trinitas Board and under direct contractual employment arrangements with Trinitas. This group will include individuals who are employed by the Trinitas, and the affirmative approval of at least one such Non-Shared Employee will be required in connection with each decision by the Trinitas to buy or sell an asset. See “Conflicts of Interest Regarding the Sub-Advisor” below.

The Fund invests primarily in CLOs that are collateralized by U.S. dollar denominated senior secured loans, however the Fund may invest in CLOs that are collateralized by Euro-denominated loans. Investments in Euro-denominated loans will expose the Fund to currency risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the currencies in which the Fund’s investments are traded, in which the Fund receives income, or in which the Fund has taken a position will decline in value. Currency exchange rates can fluctuate significantly for many reasons.

3

Fixed-Income Instruments

The Fund may invest in fixed-income instruments. Fixed-income instruments include high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a ﬁxed-income instrument pays the investor a ﬁxed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of ﬁxed-income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reﬂects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a ﬁxed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally ﬂuctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be aﬀected by the credit rating of the corporation, the corporation’s performance and perceptions of the corpora on in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate ﬁxed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Subordinated Debt

The Fund may invest in subordinated debt. Subordinated debt will be structured as unsecured, subordinated debt that provides for relatively high, ﬁxed interest rates that provides the Fund with signiﬁcant current interest income. This debt typically will have interest-only payments (often representing a combination of cash pay and Payment In Kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Subordinated debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or reﬁnance the amount owed at maturity. Subordinated debt is generally more volatile than secured debt and may involve a greater risk of loss of principal. Subordinated debt often includes a PIK feature, which eﬀectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the debt.

Unsecured Debt

The Fund may invest in unsecured debt. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be eﬀectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness) and will typically have maturities of three to ten years.

Private Investment Funds

The Fund may invest to a limited extent in Private Investment Funds, which are pooled investment vehicles that are exempt from registration under the 1940 Act, and therefore are subject to fewer rules and limitations on investing. The Private Investment Funds in which the Fund may invest will hold portfolio securities that are consistent with the Fund’s investment objective and strategy. The Private Investment Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy and/or other factors, each Private Investment Fund will have differing limitations on the utilization of leverage. Such limitations are Private Investment Fund specific and may apply to an overall portfolio limitation.

4

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or Sub-Advisor deems appropriate under the circumstances. Pending allocation of this offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments and Other Public Investment Vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”) and repurchase agreements.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Fixed Income/ Debt/ Bond Securities

Yields on fixed income securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund’ portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

5

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may also invest in municipal or other equipment finance bonds or lease obligations. Such bonds or lease obligations may be issued by state and local governments and authorities to acquire equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

6

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

Preferred Securities

The Fund may invest in preferred securities. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to Senior Secured Loans, bonds and other debt securities in an issuer’s capital structure, limited liquidity, limited voting rights and special redemption rights. Preferred securities with longer maturities tend to be more sensitive to interest rate changes. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, holders of debt are generally paid before the holders of preferred securities.

Other Investment Companies

The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Advisor acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

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ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Although not a principal investment strategy, the Fund may not invest more than 10% of its assets in private funds employing hedging strategies (commonly known as “hedge funds”, i.e., investment funds that would be investment companies but for the exemptions under Rule 3(c)(1) or 3(c)(7) under the 1940 Act). Among other things, the hedge funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions. Hedge funds typically offer their securities privately without registration under the Securities Act, in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors hedge funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.

Typically, investment managers of hedge funds are compensated through asset-based fees and incentive-based allocations. The hedge funds employ a variety of “alternative” investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets. “Alternative” investment strategies, unlike “relative return strategies,” are generally managed without reference to the performance of equity, debt and other markets. Alternative investment strategies permit the managers of hedge funds to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets. Alternative investment strategies differ from the investment programs of traditional registered investment companies, such as mutual funds. “Traditional” investment companies are generally characterized by long-only investments and restricted use of leverage.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio securities. The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

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Derivatives

Generally. The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Advisor evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security. The Fund is also exposed to price declines in the underlying security.

In an uncovered call option, the Fund does not own the underlying security. The sale of such an option exposes the Fund to potentially unlimited loss if the market for the instrument for which the call is written appreciates instead of depreciating. The Fund does not anticipate writing uncovered call options frequently.

Transactions using options, either covered or uncovered (other than options that the Fund has purchased), expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above (“uncovered”). The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

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Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. In connection with its management of the Fund, the Advisor has claimed such an exclusion from the definition of a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA.

Successful use of futures also is subject to the Advisor’s ability to correctly predict movements in the relevant market. To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Advisor’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Advisor’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment. Uncovered call options expose the Fund to potentially unlimited liability. Uncovered put options expose the Fund to potential losses equal to the strike price of the put option less the premium received.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index swap agreements. The Fund is not limited to any particular form of swap agreement if the Advisor determines that other forms are consistent with the Fund’s investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

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Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Asset-Backed Securities

The Fund may invest in asset-backed securities. In doing so, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Prepayment risk is also associated with asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain asset backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Possible legislation in the area of credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

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Repurchases And Transfers Of Shares

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Advisor would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will generally be made quarterly.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer on or before the date specified in the repurchase offer, which will be within 21 to 42 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. Generally, the Fund does not charge a repurchase fee. However, Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more and that have been held less than one year (365 days) following such shareholder’s initial purchase will be subject to a fee (an “Early Withdrawal Charge”) of 1.00% of the original purchase price of the shares repurchased by the Fund. Additionally, Class C shareholders who tender for repurchase Class C shares that have been held less than one year (365 days) following such shareholder’s initial purchase, will be subject to an Early Withdrawal Charge of 1.00% of the value of the original purchase price of the shares repurchased by the Fund. ALPS Distributors, Inc., the distributor may waive the imposition of the early withdrawal charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder. Class F, and Class I shares are not subject to an Early Withdrawal Charge.

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Procedures:

All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: At least 21 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer’’) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

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Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

2.	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current net asset value per share (“NAV”) shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

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Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline, and/or through access to a line of credit. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance and the Fund may rely upon its available line of credit to satisfy such liquidity amount.

Liquidity Policy: The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund’s investment advisor, but shall continue to be responsible for monitoring the investment advisor’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

(f)	The availability of the line of credit.

2.	If market developments impair the liquidity of a security, the investment advisor should review the advisability of retaining the security in the portfolio. The investment advisor should report the basis for its determination to retain a security at the next Board of Trustees meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)	the number of repurchase offers,

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(b)	the repurchase offer amount and the amount tendered in each repurchase offer,

(c)	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in this section.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end investment company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases

The Fund may, at any time, in accordance with Section 23 of the 1940 Act, and any applicable rules thereunder, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, without shareholder consent if: the shares have been transferred to or have vested in any other person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Advisor its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

Other Information About Determination of NAV

The Fund may hold investments, such as private placements or other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These investments will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team or committee composed of one of more representatives from the Fund, the Advisor and the Sub-Advisor. The team may also enlist third party service providers, such as pricing services, broker-dealers or valuation firms, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. The Fund’s investments are valued collectively via inputs from each group supporting the fair value team. For example, fair value determinations are required for the following investments: (i) investments for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) investments for which, in the judgment of the Advisor or Sub-Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or Sub-Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) investments determined to be illiquid; and (iv) investments with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

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Standards for Fair Value Determinations. As a general principle, the fair value of an investment is the amount that the Fund might reasonably expect to realize upon its current sale. The Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities/Investments.

Level 2 – other significant observable inputs (including quoted prices for similar securities/Investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the investment; (ii) whether any dealer quotations for the investment are available; (iii) possible valuation methodologies that could be used to determine the fair value of the investment; (iv) the recommendation of the Portfolio Manager of the Fund with respect to the valuation of the investment; (v) whether the same or similar securities are held by other funds managed by the Advisor (or Sub-Advisor) or other funds and the method used to price the investment in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the investment.

Board of Trustees Determination. The Board meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Management Of The Fund

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Fund’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of six individuals, four of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Advisor, the Sub-Advisor or the Fund’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Fund, the Trustees elected officers including a President (Principal Executive Officer), a Secretary, and a Treasurer (Principal Financial Officer). The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

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Board Leadership Structure

The Fund is led by Mr. Ramin Kamfar, who served as the sole initial Trustee and has served as the Chairman of the Board since the Fund was organized in 2021. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight

The Board is comprised of six trustees, four of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Kamfar has over 30 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, public and private financings, and retail operations, and possesses deep institutional knowledge and industry expertise. He also possesses deep corporate finance and operational experience from both the perspective of an investment banker and of an executive. Mr. Kamfar received an M.B.A. degree with distinction in Finance in 1988 from The Wharton School of the University of Pennsylvania, located in Philadelphia, Pennsylvania, and a B.S. degree with distinction in Finance in 1985 from the University of Maryland located in College Park, Maryland.

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Mr. Mahmud serves as Chief Executive Officer and Chief Investment Officer at the Sub-Advisor. Mr. Mahmud also serves on the board of directors for Trinitas Capital Management LLC and has been a member of the Trinitas Investment Committee since 2015. Prior to joining the Sub-Advisor, Mr. Mahmud was a Senior Vice President and Head of Mergers, Acquisitions and Business Strategy for a private family office. Previously Mr. Mahmud served as Senior Portfolio Manager and Head of Structured Products at Highland Capital Management, L.P. He served as the Head of the Structured Product Credit Committee and the Senior Structured Products Trader. Mr. Mahmud structured, marketed, negotiated, managed and monitored 30+ CDOs totaling over $28 billion backed by a variety of asset types. Mr. Mahmud managed a team of professionals that was responsible for the day-to-day management of all CDOs including portfolio management, asset surveillance, cash management, portfolio structuring, monthly trustee reporting, and quarterly waterfall and cashflow calculations. He also marketed related CDO investment strategies globally to pension funds, endowments, hedge funds, insurance companies and money managers. Additionally, Mr. Mahmud managed and invested a portfolio of over $6 billion of structured credit paper that was primarily backed by senior secured bank loan collateral and traded over $10 billion of structured credit paper overall during his time at Highland. Prior to joining Highland, he served as a Senior Analyst at Fleet Capital where he was involved in originating, structuring, modeling and credit analysis for clients primarily in the manufacturing, retail and services industries. Mr. Mahmud began his career as a Senior Auditor at Arthur Andersen. Mr. Mahmud received a Master of Business Administration in Finance and a Bachelor of Business Administration in Accounting from Baylor University. He is a Certified Public Accountant.

Mr. Majumder is a partner at the law firm of Frost Brown Todd LLC, where he focuses his practice on corporate and securities transactions primarily in the energy (oil & gas, coal, and renewables), mining, health care, and information technology industry verticals. He represents underwriters, placement agents, and issuers in both public and private offerings of securities; public and privately-held companies in both cross-border and domestic mergers and acquisitions (M&A); private equity funds, hedge funds, and venture capital funds in connection with their formation as well as their investments; and companies receiving private equity and venture capital financing. Prior to Frost Brown Todd, Mr. Majumder was a partner at the law firm of Reed Smith from May 2019 to 2021, at the law firm of Perkins Coie, LLP from April 2013 to May 2019, at the law firm of K&L Gates LLP from May 2005 to March 2013 and at the law firm of Gardere Wynne Sewell LLP from January 2000 to April 2005. Through his law practice, Mr. Majumder has gained significant experience relating to the acquisition of a number of types of real property assets including raw land, improved real estate and oil and gas interests. He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associates Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder received a J.D. degree in 1993 from Washington and Lee University School of Law, located in Lexington, Virginia, and a B.A. degree in 1990 from Trinity University, located in San Antonio, Texas.

Mr. Tio’s experience serving as a Managing Director of several investment firms has given him strong understanding of credit markets and a spectrum of credit products. Prior to serving in these executive positions, Mr. Tio was involved in real estate investment, financing, sales and brokerage for 25 years. Mr. Tio received a B.S. degree in Biochemistry in 1982 from Hofstra University located in Hempstead, New York.

Mr. Jafarnia currently serves as General Counsel and Co-Founder for Lonsdale Digital Management, Inc. Prior to Lonsdale, Mr. Jafarnia served as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc., from October 2018 until February 2021, and as Chief Compliance Officer for the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. and as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Between 2004 and 2012, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors, including, among others, American Realty Capital, a real estate investment program sponsor, and its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors for two publicly traded companies: 1) Ashford Hospitality Trust, Inc. (NYSE: AHT) since January 2013; and 2) Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) since June 2019. Mr. Jafarnia received an LL.M. in Securities and Financial Regulation in 2011 from Georgetown University Law Center, located in Washington, D.C., a J.D. degree in 1992 from Temple University, located in Philadelphia, Pennsylvania, and a B.A. degree in Economics and Government in 1988 from the University of Texas at Austin. Mr. Jafarnia is the chairman of the Audit Committee.

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Mr. Hosterman contributes substantial expertise in the areas of product distribution, new business development and marketing. A seasoned and senior-level sales executive in the field of merchant card and payment processing technology, Mr. Hosterman helped to build and lead sales teams for JP Morgan Chase’s industry-leading Chase Paymentech’s third–party reseller channel, opening new sales channels and negotiating profitable partnership agreements with banks and Independent Sales Organizations nationally. He is a graduate of Trinity University, earning a B.A. in Economics in 1988, and a graduate of Southern Methodist University’s Edwin L. Cox Southwestern Graduate School of Banking (2012). Mr. Hosterman served in the U.S. Army as a Ranger and Airborne Qualified Infantry Platoon Leader and Company Commander before receiving his Honorable Discharge as a Captain in 2003.

Following is a list of the Trustees and executive officers of the Fund and their principal occupations over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

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Independent Trustees

Name, Address, Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
[Bobby Majumder, 1968]	[Trustee Since ____, 2022]	[Partner, Frost Brown Todd, LLP (2021 to present), Partner, Reed Smith LLP (May 2019- 2021); Partner, Perkins Coie LLP (2013 – May 2019); Partner, K&L Gates LLP (2005 – 2013).]	[2]	[Bluerock Residential Growth REIT, Inc. (2009 – Present); Bluerock Total Income+ Real Estate Fund (2012 – Present).]
[Clayton Hosterman, 1966]	[Trustee Since ______, 2022]	[Director of Business Development for Sage Software, Inc. (2015-present); Principal and Director of Business Development for Banking, Accounting and Reseller Partners, Treasurer’s Choice Processing (2013- 2015); Senior Vice President, Merchant E-Solutions, Inc. (2012 – 2013); Group Manager, JPMorgan Chase - Paymentech (2006 – 2012).]	[2]	[Bluerock Total Income+ Real Estate Fund (2012 – Present).]
[Kamal Jafarnia, 1966]	[Trustee Since ______, 2022]	[General Counsel for Lonsdale Digital Management, Inc.. (fintech and investment management firm) (2021-present); General Counsel and CCO for Artivest Holdings and Altegris Investment Management (fintech enablement platform) (2018- 2021); Attorney at Law at Kamal Jafarnia (2018 - 2018); Managing Director for Legal and Business Development for Provasi Capital Partners, LP (investment management firm) (2017 – 2018); General Counsel and CCO for WP Carey, Inc. (investment management firm) (2014 – 2017).]	[2]	[Ashford Hospitality Trust, Inc. (2013 - Present); Bluerock Residential Growth REIT, Inc. (2019 – Present); Bluerock Total Income+ Real Estate Fund (2021 – Present).]

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Name, Address, Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
[Romano Tio, 1960]	[Trustee Since ______, 2022]	[Senior Managing Director, Greystone (real estate lending, investment and advisory company) (2021 – present); Senior Managing Director, Ackman-Ziff Real Estate Capital Advisors (2017 – 2021); Co-Founder and Managing Director, RM Capital Management LLC (2009 – 2017).]	[2]	[Bluerock Residential Growth REIT, Inc. (2009 – Present); Bluerock Total Income+ Real Estate Fund (2012 – Present).]

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Interested Trustees and Officers

Name, Address, Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen** by Trustee	Other Directorships held by Trustee During Last Five Years
Ramin Kamfar, 1963	Trustee Since August, 2021	Chairman, Bluerock Real Estate, LLC (2002 – Present); Chairman, Bluerock Fund Advisor, LLC (2012 – Present), Bluerock Asset Management, LLC (2018-present) and Bluerock Credit Fund Advisor, LLC (2018 – Present).	2	Bluerock Residential Growth REIT (2008 – Present); Bluerock Total Income+ Real Estate Fund (2012 – Present).
[Gibran Mahmud, 1975]	[Trustee Since ________, 2022]	[Chief Executive Officer and Chief Investment Officer, WhiteStar Asset Management, LLC (2013 – Present)]	1
Simon Adamiyatt, 1962	Treasurer Since December, 2021	Executive Director, Bluerock Real Estate, LLC (2018 – Present); Executive Director and Chief Financial Officer of Earthport, Plc (financial technology company) (May 2015 – January 2018).	n/a	n/a
Jordan Ruddy, 1963	President Since December, 2021	Chief Operating Officer, Bluerock Real Estate, LLC (2002 – Present); President, Bluerock Fund Advisor, LLC (2013 – Present); President, Bluerock Asset Management, LLC (2018-present); President, Bluerock Credit Fund Advisor, LLC (2018-Present).	n/a	n/a
Jason Emala, 1978	Secretary Since December, 2021	General Counsel/Chief Legal Officer of the Advisor and various Bluerock entities (2018 – Present); VP and Asst. General Counsel, Cantor Fitzgerald (2016-2018).	n/a	n/a
[Lucas Foss 1977]	[Chief Compliance Officer Since ________]	Vice President and Deputy Chief Compliance Officer, ALPS (November 2017- present); CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust, ALPS Series Trust, 1WS Credit Income Fund and Bluerock Total Income + Real Estate Fund.	n/a	n/a

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*	The term of office for each Trustee and officer listed above will continue indefinitely once elected.

**	The term “Fund Complex” refers to the Fund and the Bluerock Total Income+ Real Estate Fund.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees that are not an “interested person” of the Fund within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Due to the size of the Board, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Trustees as is from time to time considered necessary or appropriate. The Audit Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Audit Committee. The Audit Committee meets to consider nominees as is necessary or appropriate. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this SAI.

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Clayton Hosterman	None	$10,001-$50,000
Kamal Jafarnia	None	$10,001-$50,000
Bobby Majumder	None	$10,001-$50,000
Gibran Mahmud	None	None
Ramin Kamfar	None	Over $100,000
Romano Tio	None	$10,001-$50,000
*	The “family of investment companies” includes the Fund and Bluerock Total Income+ Real Estate Fund.

Compensation

Each Trustee who is not affiliated with the Fund or Advisor will receive an annual fee of $10,000 per year, of which, 50%, will be payable in cash and 50% payable in shares of the Fund, as well as reimbursement for any reasonable expenses incurred in attending the meetings or executing their duties. None of the executive officers receive compensation from the Fund.

The table below details the estimated amount of compensation the Trustees will earn during the Fund’s initial fiscal year ending [September 30, 2022]. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Clayton Hosterman	$10,000	None	None	$10,000
Kamal Jafarnia	$10,000	None	None	$10,000
Gibran Mahmud	$0	None	None	$0
Bobby Majumder	$10,000	None	None	$10,000
Ramin Kamfar	$0	None	None	$0
Romano Tio	$10,000	None	None	$10,000

Codes Of Ethics

Each of the Fund, the Advisor, the Sub-Advisor, and the Fund’s principal distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Proxy Voting Policies And Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Sub-Advisor, subject to the Board’s continuing oversight. The Policies require that the Sub-Advisor vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s and Sub-Advisor’s Proxy Policies and a record of each proxy voted by the Advisor or Sub-Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor involving a conflict of interest. The Advisor has delegated all proxy voting responsibilities to the Sub-Advisor for the portfolio securities that it manages.

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Where a proxy proposal raises a material conflict between the interests of the Advisor or Sub-Advisor, any affiliated person(s) of the Sub-Advisor, the Fund’s principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Advisor/ Sub-Advisor (as applicable) will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Sub-Advisor will abstain from voting. A copy of the Sub-Advisor’s proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at [1-844-819-8287]; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at [1-844-819-8287] and will be sent within three business days of receipt of a request.

Control Persons And Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. [As of [ ], 2021, [_______________] owned more than 5% of the voting securities of the Fund.]

As of [ ], 2021, the Trustees and officers, as a group, owned less than 1.00% of the shares of the Fund.

Investment Advisory And Other Services

The Advisor

Bluerock Credit Fund Advisor, LLC, located at 1345 Avenue of the Americas, 32nd Floor, New York, NY 10105, serves as the Fund’s investment advisor. The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Advisor is a Delaware limited liability company formed in November 2017. The Advisor is a subsidiary of Bluerock Asset Management, LLC (“BAM”) a Delaware limited liability company, which is controlled by Ramin Kamfar because he indirectly owns more than 25% of its voting interests as of the date of this SAI. Mr. Kamfar also serves as a Trustee of the Trust.

Under the general supervision of the Board, the Advisor will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, and will determine which securities should be purchased, sold or exchanged. In addition, the Advisor will supervise and provide oversight of the Fund’s service providers. The Advisor will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Advisor will compensate all Advisor personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Advisor as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.75% of the average value of the daily net assets of the Fund as well as an incentive fee. The Advisor may employ research services and service providers to assist in the Advisor’s market analysis and investment selection.

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Sub-Advisor

The Advisor has entered into a Sub-Advisory Agreement with WhiteStar Asset Management LLC located at 200 Crescent Court, Suite 1175, Dallas, Texas 75201, an investment adviser registered with the SEC under the Advisers Act, to provide investment management for the Fund’s portfolio. Under the terms of the Sub-Advisory Agreement, the Sub-Advisor is paid 50% of the net investment advisory fees paid to the Advisor by the Fund pursuant to the Investment Advisory Agreement.

Expense Limitation Agreement

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Advisor has contractually agreed to waive its base management fees and to pay or absorb the ordinary operating expenses of the Fund (including offering and organizational expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, management incentive fees and extraordinary expenses), to the extent that such expenses exceed [2.60%, 3.35%, 1.75% and 2.35%] per annum of the Fund's average daily net assets attributable to Class A, Class C, Class F, and Class I shares, respectively (the “Expense Limitation”). In consideration of the Advisor’s agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred; and (2) the reimbursement may not be made if it would cause the current, or then in effect Expense Limitation to be exceeded. The Expense Limitation Agreement for Class A, Class C, and Class I will remain in effect at least until January 31, 2023, unless and until the Board approves its modification or termination. The Expense Limitation Agreement for Class F will remain in effect at least until [--------], unless and until the Board approves the modification or termination. After the expiration date, the Expense Limitation Agreement may be renewed at the Advisor’s and Board's discretion.

Conflicts of Interest

The Advisor and the Sub-Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Advisor Accounts”). The Fund has no interest in these activities. The Advisor and the Sub-Advisor and the investment professionals, who on behalf of the Advisor or the Sub-Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Advisor Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that each of the Advisor and the Sub-Advisor follow.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Advisor or Sub-Advisor may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisor or Sub-Advisor, or by the Advisor or Sub-Advisor for the Advisor Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

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Conflicts of Interest Regarding the Portfolio Managers

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because client accounts managed by the Fund’s portfolio managers may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other client accounts managed by the Fund’s portfolio managers. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the portfolio managers to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other client accounts managed by the Fund’s portfolio managers in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Sub-Advisor and its affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the portfolio managers have an incentive, such as a performance-based fee or a higher management fee, in managing one account and not with respect to other accounts it manages. The portfolio managers will not determine allocations based on the compensation they or the Sub-Advisor or its affiliates receive from the client. Additionally, the Sub-Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	The Fund’s portfolio managers have limited restrictions on their ability to manage accounts for multiple clients, including accounts following the same, similar or different investment objectives, philosophies and strategies as those used for the Fund. In those situations where there may be potential conflicts of interest in allocating investment opportunities between the Fund and any other account managed by the Sub-Advisor, the Sub-Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by the Sub-Advisor. The Sub-Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed. Cross trades between the Fund and any other Sub-Advisor client will be prohibited.

28

•	By sharing supervised persons and the same physical location, the Sub-Advisor is a related person of Trinitas, an investment adviser registered with the SEC under the Advisers Act. Trinitas was formed to provide investment advisory services, initially as a collateral manager for pooled investment vehicles that are CLOs. The Sub-Advisor is providing mid- and back- office services associated with its asset management business, including trading, portfolio analysis, credit review and monitoring, asset valuation, and risk and compliance management to Trinitas. These services are provided by the Sub-Advisor under an agreement between the Sub-Advisor and Trinitas. Certain of the Sub-Advisor’s investment professionals and officers also act as members on Trinitas’ investment committee and serve as officers of Trinitas, including serving as Trinitas’ Chief Compliance Officer. Such individuals are separately engaged and compensated by Trinitas and serve at the discretion and subject to the control and direction of Trinitas’ board of managers, who are elected by its members.

•	In general, the Sub-Advisor expects to conduct its activities in a manner that is separate and independent from the activities of Trintas. However, as stated above, certain of Sub-Advisor’s investment professionals and officers provide investment advisory and other services and engage in various activities with respect to Trinitas and its advisory clients. Additionally, Trinitas’ advisory clients could from time to time invest in the same financial instruments or engage in the same or similar investment strategies as Sub-Advisor and/or its advisory clients, including the Fund. These activities could conflict with the transactions and strategies employed by the Sub-Advisor and its employees and related parties in managing the Fund and could raise various other actual or potential conflicts of interest. Moreover, the time and effort of the Sub-Advisor’s investment professionals, officers and various other employees will not be devoted exclusively to Sub-Advisor’s business or the business of its clients but will be allocated among Sub-Advisor, its clients and Trinitas and its clients.

The Sub-Advisor addresses these and other conflict of interest by providing in its Code of Ethics that all supervised persons have a duty to act in the best interests of each client and by providing training to supervised persons with respect to conflicts of interest and how such conflicts are resolved under the Sub-Advisor’s written policies and procedures. The Sub-Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

Investment Committee

The Advisor has established an investment committee (the “Investment Committee”) comprised of Ramin Kamfar, Jordan B. Ruddy, Simon Adamiyatt, Adam Lotterman, Ryan MacDonald, and Tim Thran who are responsible for: (1) setting overall investment policies and strategies for the Fund; (2) establishing allocation targets for the Fund’s investment portfolio as part of the portfolio planning process; (3) reviewing and approving investments and (4) generally overseeing the activities of the Fund’s Sub-Advisor.

PORTFOLIO MANAGERS

Gibran Mahmud, Philip Braner, and Neil Desai serve as the Fund’s portfolio managers and, subject to the Investment Committee’s oversight, oversee investments on behalf of the Fund. Each has served as a Portfolio Manager to the Fund since its inception.

Professional compensation at the Sub-Advisor is structured so that key professionals benefit from strong investment performance generated on the accounts that the Sub-Advisor manages and from their longevity with the Sub-Advisor. Each Portfolio Manager has direct equity ownership interests in the Sub-Advisor and related long-term incentives. Each Portfolio Manager also receives a fixed base salary. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Sub-Advisor’s other clients.

29

As of [ ], 2022, the portfolio managers were responsible for the management of the following types of accounts in addition to the Fund:

Gibran Mahmud

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in thousands)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in thousands)
Registered Investment Companies	[●]	[●]	[●]	[●]
Other Pooled Investment Vehicles	[●]	[●]	[●]	[●]
Other Accounts	[●]	[●]	[●]	[●]

Philip Braner

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in thousands)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in thousands)
Registered Investment Companies	[●]	[●]	[●]	[●]
Other Pooled Investment Vehicles	[●]	[●]	[●]	[●]
Other Accounts	[●]	[●]	[●]	[●]

Neil Desai

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in thousands)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in thousands)
Registered Investment Companies	[●]	[●]	[●]	[●]
Other Pooled Investment Vehicles	[●]	[●]	[●]	[●]
Other Accounts	[●]	[●]	[●]	[●]

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Sub-Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.

30

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Fund (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

Allocation Of Brokerage

Specific decisions to make investment on behalf of the Fund are made by the Portfolio Managers who are employees of the Sub-Advisor. The Sub-Advisor is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may be recommended by the Sub-Advisor, but need not, provide research or statistical material or other services to the Fund or the Sub-Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Sub-Advisor may determine. The Sub-Advisor will maintain all discretionary authority and confirm any trade execution outsourced to an affiliate complies with the Sub-Advisor’s best execution policies and procedures and that any soft dollar arrangements are compliant with Section 28(e) of the Securities Exchange Act of 1934.

In selecting a broker or dealer to execute each particular transaction, the Sub-Advisor or an affiliate will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Sub-Advisor, as appropriate, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Sub-Advisor or an affiliate may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor and/or the Sub-Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

None of the Advisor, the Sub-Advisor or their respective affiliates will purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisors, members, managing general partners or common control. These transactions would be effected in circumstances in which the Sub-Advisor determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Fund places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through Bluerock Capital Markets, LLC, a broker-dealer that is an affiliate of the Advisor. The Fund may execute portfolio trades through Bluerock Capital Markets, LLC. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time, and transactions affected through Bluerock Capital Markets, LLC are reviewed by the Trustees quarterly. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

31

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, among other things, requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income generally includes net income from dividends and interest, as well as any excess of net short-term capital gains over net long-term capital losses. Net capital gain for a fiscal year (that is, any excess of net long-term capital gains over net short-term capital losses) is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income and net capital gain in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

32

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term capital loss) are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A repurchase request for Fund shares submitted by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the repurchase of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the repurchase of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such repurchase.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Taking advantage of a repurchase offer for shares may result in tax consequences (gain or loss) to the shareholder and any repurchases are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the repurchase or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the repurchase or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FACTA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares. FACTA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information relating to certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons or owners or (ii) if it does have such owners, reports the information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FACTA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FACTA.

33

Other Information

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

[ALPS Fund Services, Inc.], located at [1290 Broadway, Suite 1000, Denver, Colorado 80203] , provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between [ALPS Fund Services, Inc.] and the Fund.

Administrator, Fund Accountant and Transfer Agent

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the Fund’s administrator and fund accountant. For the services rendered to the Fund, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. DST Systems, Inc., located at PO Box 219445, Kansas City, MO 64121-9445, serves as the Fund’s Transfer Agent and for such services the Fund pays the Transfer Agent the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, acts as legal counsel to the Fund.

Custodian

UMB Bank, NA (“UMB”), with principal offices at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Advisor or Sub-Advisor or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.

Independent Registered Public Accounting Firm

[ ] is the independent registered public accounting firm for the Fund and audits the Fund's financial statements. [ ] is located at [ ].

34

Financial Statements

The Fund was not in existence prior to [ ], 2022. The Fund’s audited financial statements and notes thereto for the year ending [September 30, 2022] and the report of [ ], the Fund’s independent registered public accounting firm, on such financial statements, will be included in the Fund’s Annual Report to Shareholders for the fiscal year ending [September 30, 2022] (the “Annual Report”). Investors may obtain a copy of the Annual Report (audited) and Semi-Annual Report (unaudited) by writing to the Fund or by calling the Fund, toll free, at [1-844-819-8287].

35

Appendix A

WHITESTAR
PROXY VOTING POLICIES AND PROCEDURES

36

[INSERT LOGO]

STATEMENT OF ADDITIONAL INFORMATION
Class A Shares (iiMAX) of Beneficial Interest
Class C Shares (IIMCX) of Beneficial Interest
CLASS F SHARES (iimfx) OF BENEFICIAL INTEREST
Class I Shares (IIMWX) of Beneficial Interest
[ ], 2022

37

BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND

PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A: None

Part B: Report of Independent Registered Public Accounting Firm Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements. (to be filed by subsequent amendment).

2. Exhibits

a.	(1)	Certificate of Statutory Trust Formation, filed herewith

(2)	Certificate of Amendment to Certificate of Trust, filed herewith
(3)	Agreement and Declaration of Trust (to be filed by subsequent amendment)
(4)	Amended and Restated Agreement and Declaration of Trust (to be filed by subsequent amendment)

b.	By-Laws (to be filed by subsequent amendment)

c.	Voting Trust Agreements: None

d.	Instruments Defining Rights of Security Holders

(1)	Instruments Defining Rights of Security Holders (to be filed by subsequent amendment)

(2)	Multiple Class Plan (to be filed by subsequent amendment)

e.	Dividend reinvestment plan: None

f.	Rights of subsidiaries long-term debt holders: Not applicable

g.	(1)	Investment Advisory Agreement with Bluerock Credit Fund Advisor, LLC (to be filed by subsequent amendment)

(2)	Sub-Advisory Agreement with WhiteStar Asset Management, LLC (to be filed by subsequent amendment)

h.	(1)	Distribution Agreement (to be filed by subsequent amendment)
	(2)	Amendment to the Wholesale Marketing Agreement between ALP Distributors, Inc. and Bluerock Capital Markets, LLC (to be filed by subsequent amendment)
	(3)	Dealer Manager Agreement with Bluerock Capital Markets, LLC (to be filed by subsequent amendment)
	(4)	Distribution Plans (to be filed by subsequent amendment)
	(5)	Shareholder Servicing Plan (to be filed by subsequent amendment)

i.	Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None

j.	Custodian Agreement (to be filed by subsequent amendment)

k.	(1)	Adoption Agreement with DST Systems, Inc. (to be filed by subsequent amendment)

(2)	Expense Limitation Agreements (to be filed by subsequent amendment)

(3)	Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. (to be filed by subsequent amendment)

(4)	Compliance Services Agreement (to be filed by subsequent amendment)

l.	Opinion and Consent of Counsel (to be filed by subsequent amendment)

m.	Non-resident Trustee Consent to Service of Process: Not applicable.

n.	Consent of Independent Registered Public Accounting Firm (to be filed by subsequent amendment)

o.	Omitted Financial Statements: None.

p.	Initial Capital Agreements (to be filed by subsequent amendment)

q.	Model Retirement Plan: None.

r.	(1)	Code of Ethics - Bluerock High Income Institutional Credit Fund (to be filed by subsequent amendment) Code of Ethics – Senior Officers (to be filed by subsequent amendment)

(2)	Code of Ethics – Bluerock Credit Fund Advisor, LLC (to be filed by subsequent amendment)

(3)	Code of Ethics – WhiteStar Asset Management, LLC (to be filed by subsequent amendment)

(4)	Code of Ethics of the Distributor (to be filed by subsequent amendment)

s.	(1)	Powers of Attorney for the [Trust], the Trustees, the President and Principal Executive Officer and the Treasurer and the Principal Financial Officer (to be filed by subsequent amendment)

Item 26. Marketing Arrangements: Not Applicable.

Item 27. Other Expenses of Issuance and Distribution: Not Applicable.

Item 28. Persons Controlled by or Under Common Control with Registrant: None.

Item 29. Number of Holders of Securities as of [ ]:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership - Class A	[ ]
Shares of Beneficial Ownership - Class C	[ ]
Shares of Beneficial Ownership - Class F	[ ]
Shares of Beneficial Ownership - Class I	[ ]

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and to Section 8 of the Registrant’s Underwriting Agreement. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the 1940 Act, so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of Bluerock Credit Fund Advisor, LLC is included in its Form ADV as filed with the SEC (File No. 801-112392) and is incorporated herein by reference. Information as to the general partner and officers of WhiteStar Asset Management LLC is included in its Form ADV as filed with the SEC (File No. 801-78493).

Item 32. Location of Accounts and Records

All financial and accounting related books and records required to be maintain under Section 31(a) of the Investment Company Act of 1940, as amended and the rules thereunder are maintained in the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator and Fund Accountant	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
Registrant's Investment Advisor	Bluerock Credit Fund Advisor, LLC 1345 Avenue of the Americas, 32nd Floor New York, NY 10105

Registrant's Investment Sub-Advisor	WhiteStar Asset Management LLC 200 Crescent Court, Suite 1175 Dallas, Texas 75201
Registrant's Custodian	[UMB Bank N.A. 1010 Grand Boulevard Kansas City, Missouri 64141]
Registrant's Distributor	[ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203]
Registrant's Transfer Agent	[DST Systems, Inc. 333 West 11th Street, 5th Floor Kansas City, MO 54105]

Item 33. Management Services: Not Applicable.

Item 34. Undertakings

1. Not Applicable.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (“Securities Act”);

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any advertisement pursuant to Rule 482 [17 CFR 230.482] under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not Applicable.

5. Not Applicable.

6. Not Applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 4th day of January 2022.

BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND

By:	/s/ Ramin Kamfar
Name:	Ramin Kamfar
Title:	Trustee

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in their respective capacities and on the date noted.

Name	Title	Date
/s/ Ramin Kamfar	Sole Initial Trustee	January 4, 2022
/s/ Simon Adamiyatt	Treasurer and Principal Financial Officer	January 4, 2022
/s/ Jordan Ruddy	President and Principal Executive Officer	January 4, 2022

EXHIBIT INDEX

Description	Exhibit Number
Certificate of Statutory Trust Formation	99.2(a)(l)
Certificate of Amendment to Certificate of Trust	99.2(a)(2)